Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

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:

In re:Chapter 11

:

INSYS THERAPEUTICS, INC., et al., :Case No. 19-11292 (KG)
:

Debtors.1:Jointly Administered

:

:Re: D.I. 955

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NOTICE OF FILING OF PLAN SUPPLEMENT PURSUANT TO THE SECOND AMENDED JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
INSYS THERAPEUTICS, INC. AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE that on December 4, 2019, Insys Therapeutics, Inc. (“Insys”) and its affiliated debtors in the above-captioned chapter 11 cases (the “Chapter 11 Cases”), as debtors and debtors in possession (collectively, the “Debtors”), filed solicitation versions of the Second Amended Joint Chapter 11 Plan of Reorganization of Insys Therapeutics, Inc. and Its Affiliated Debtors [Docket No. 955] (the “Plan”) and the Disclosure Statement for Second Amended Joint Chapter 11 Plan of Reorganization of Insys Therapeutics, Inc. and Its Affiliated Debtors [Docket No. 956] (the “Disclosure Statement”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

PLEASE TAKE FURTHER NOTICE that the Plan and Disclosure Statement contemplate the submission of certain documents (or forms thereof), schedules, and exhibits (the “Plan Supplement”) in advance of the hearing on confirmation of the Plan (the “Confirmation Hearing”).

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The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  Insys Therapeutics, Inc. (7886); IC Operations, LLC (9659); Insys Development Company, Inc. (3020); Insys Manufacturing, LLC (0789); Insys Pharma, Inc. (9410); IPSC, LLC (6577); and IPT 355, LLC (0155).  The Debtors’ mailing address is 410 S. Benson Lane, Chandler, Arizona 85224.

PLEASE TAKE FURTHER NOTICE that the Debtors hereby file current drafts of the following Plan Supplement documents:2

•	Exhibit A Amended and restated certificate of incorporation of Insys Therapeutics, Inc.
•	Exhibit B Amended and restated by-laws of Insys Therapeutics, Inc.
•	Exhibit C Schedule of Assumed and Assigned Contracts
•	Exhibit D Schedule of Retained Causes of Action
•	Exhibit E List of Non-Released Parties
•	Exhibit F Insys Liquidation Trust Agreement
•	Exhibit G ILT Equity and Asset Transfer Agreement
•	Exhibit H ILT Claims Arbiter and ILT Board
•	Exhibit I ILT Claims Arbiter Submission Procedures
•	Exhibit J Victims Restitution Trust Agreement
•	Exhibit K VRT Asset Transfer Agreement
•	Exhibit L VRT Claims Administrator and VRT Board
•	Exhibit M Personal Injury Claims Analysis Protocol
•	Exhibit N Class Claim Procedures and Class Representative for Insurance Ratepayer Class Claims
•	Exhibit O Class Claim Procedures and Class Representatives for Third Party Payor Class Claim
•	Exhibit P Class Claim Procedures and Class Representatives for Hospital Class Claims
•	Exhibit Q Class Claim Procedures and Class Representative for NAS Monitoring Class Claim

[2]

These documents remain subject to continuing review by the Debtors, counsel to the Official Committee of Unsecured Creditors, and the SMT Group Representatives.  As noted herein, these documents may be modified prior to the hearing to consider confirmation of the Plan.

2

PLEASE TAKE FURTHER NOTICE that the forms of the documents contained in the Plan Supplement are integral to, and are considered part of, the Plan.  If the Plan is confirmed, the documents contained in the Plan Supplement will be approved by the Bankruptcy Court pursuant to the order confirming the Plan.

PLEASE TAKE FURTHER NOTICE that the Debtors, the Official Committee of Unsecured Creditors, and SMT Group Representatives reserve the right, subject to the terms and conditions set forth in the Plan, to alter, amend, modify, or supplement any document in the Plan Supplement; provided, if any document in the Plan Supplement is altered, amended, modified, or supplemented in any material respect prior to the hearing to confirm the Plan, the Debtors will file a blackline of such document with the Bankruptcy Court.

PLEASE TAKE FURTHER NOTICE that the Plan Supplement, Plan, and Disclosure Statement may be viewed for free at the website of the Debtors’ claims and noticing agent, Epiq Corporate Restructuring, LLC (“Epiq”) at https://dm.epiq11.com/Insys or for a fee on the Bankruptcy Court’s website at http://www.deb.uscourts.gov.  To obtain hard copies of the Plan Supplement, Plan, or Disclosure Statement, please contact Epiq at Epiq Corporate Restructuring LLC, 10300 SW Allen Blvd., Beaverton, Oregon 97005 or by calling 866-897-6433 (Domestic) or 646-282-2500 (International).

PLEASE TAKE FURTHER NOTICE that the Confirmation Hearing will be held before the Honorable Kevin Gross, United States Bankruptcy Judge, in Courtroom 3 of the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 6th Floor, Wilmington, Delaware 19801, beginning on January 16, 2020, at 9:00 a.m. (ET). Please be advised that the Confirmation Hearing may be continued from time to time by the Bankruptcy Court without further notice.

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Dated:December 30, 2019

Wilmington, Delaware

/s/ Christopher M. De Lillo

RICHARDS, LAYTON & FINGER, P.A.

John H. Knight (No. 3848)

Paul N. Heath (No. 3704)

Amanda R. Steele (No. 5530)

Zachary I. Shapiro (No. 5103)

Christopher M. De Lillo (No. 6355)

One Rodney Square

920 N. King Street

Wilmington, Delaware 19801
Telephone:  (302) 651-7700
Facsimile:  (302) 651-7701

-and-

WEIL, GOTSHAL & MANGES LLP

Gary T. Holtzer (admitted pro hac vice)

Ronit J. Berkovich (admitted pro hac vice)

Candace M. Arthur (admitted pro hac vice)

Brenda L. Funk (admitted pro hac vice)

767 Fifth Avenue

New York, New York  10153

Telephone:  (212) 310-8000

Facsimile:  (212) 310-8007

Attorneys for the Debtors
and Debtors in Possession

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EXHIBIT A

Amended and restated certificate of incorporation of Insys Therapeutics, Inc.

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INSYS THERAPEUTICS, INC.

Insys Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on June 15, 1990, under the name Oncomed, Inc.

SECOND. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) of the Corporation was filed with the Secretary of State on July 31, 2014.

THIRD. This Second Amended and Restated Certificate of Incorporation of the Corporation is made and filed pursuant to that certain Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors, dated [●], which was confirmed by order of the United States Bankruptcy Court for the District of Delaware and entered on [●], 2020 in the Chapter 11 liquidation proceedings of the Corporation pending as In re Insys Therapeutics, Inc. et al. ( Case No. 19-11292).

FOURTH. This Second Amended and Restated Certificate of Incorporation was approved pursuant to Section 242, Section 245 and Section 303 of the General Corporation Law of the State of Delaware (the “DGCL”).

FIFTH.  This Second Amended and Restated Certificate of Incorporation of the Corporation shall become effective upon filing with the Secretary of State.

SIXTH. The Amended and Restated Certificate of Incorporation shall be amended and restated in full as follows:

ARTICLE I

The name of the Corporation is Insys Therapeutics, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware, 19801.  The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The sole purpose of the Corporation is to facilitate the orderly administration of the winding up and dissolution of the Corporation.

ARTICLE IV

The total number of shares of stock which the Corporation shall have authority to issue is one share of Common Stock, $0.01 par value.

ARTICLE V

Unless and except to the extent that the by-laws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the by-laws of the corporation.

ARTICLE VII

A director of the Corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under DGCL as the same exists or may hereafter be amended.  Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

In Witness Whereof, Insys Therapeutics, Inc. has caused this Second Amended and Restated Certificate of Incorporation to be signed on this __ day of January 2020.

Insys Therapeutics, Inc.

____________________________________

Name:

Title:

EXHIBIT B

Amended and restated by-laws of Insys Therapeutics, Inc.

SECOND AMENDED AND RESTATED BYLAWS

OF

INSYS THERAPEUTICS, INC.

ARTICLE I

Meetings of Stockholders

Section 1.1.  Annual Meetings.  If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.  Any other proper business may be transacted at the annual meeting.  The corporation may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 1.2.  Special Meetings.  Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, but such special meetings may not be called by any other person or persons.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.  The corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors.

Section 1.3.  Notice of Meetings.  Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such  meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Section 1.4.  Adjournments.  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

Section 1.5.  Quorum.  Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.  Where a separate vote by class or series is required, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of such class or series shall be necessary and sufficient to constitute a quorum with respect to that matter.  When a quorum is once present it is not broken by the subsequent withdrawal of any stockholder.

Section 1.6.  Organization.  Meetings of stockholders shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairperson designated by the Board of Directors, or in the absence of such designation by a chairperson chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7.  Voting; Proxies.  Except as otherwise provided by or pursuant to the provisions of the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question.  Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy bearing a later date.  Voting at meetings of stockholders need not be by written ballot.  At all meetings of stockholders for the election of directors at which a quorum is present a plurality of the votes cast shall be sufficient to elect.  All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall, unless a different or minimum vote is required by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the corporation, or any law or regulation applicable to the corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the corporation which are present in person or by proxy and entitled to vote thereon.

Section 1.8.  Fixing Date for Determination of Stockholders of Record.

(a)In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting.  If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b)In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action.  If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c)Unless otherwise restricted by the certificate of incorporation, in order that the corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 1.9.  List of Stockholders Entitled to Vote.  The corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder for any purpose germane to the meeting at least ten (10) days prior to the meeting (i)

on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the corporation.  If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.  Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.

Section 1.10.  Action By Written Consent of Stockholders.  Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which minutes of proceedings of stockholders are recorded.  Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.  An electronic transmission consenting to action to be taken transmitted by a stockholder, a proxyholder or by a person authorized to act by such stockholder, shall be deemed to be written and signed for the purposes of this Section if the electronic transmission sets forth or is delivered with information from which the corporation can determine that the electronic transmission was transmitted by the stockholder, the proxyholder or by a person authorized to act for the stockholder and the date on which such electronic transmission was transmitted.  Any such consent given by electronic transmission shall be deemed delivered as provided by the General Corporation Law of the State of Delaware (the “DGCL”).  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

Section 1.11.  Inspectors of Election.  The corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the corporation, to act at the meeting or any adjournment thereof and to make a written report thereof.  The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law.  In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law.  No person who is a candidate for an office at an election may serve as an inspector at such election.

          Section 1.12.  Conduct of Meetings.  The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting.  The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.  The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered.  Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE II

Board of Directors

Section 2.1.  Number; Election; Qualifications; Vacancies.  The initial number of directors constituting the whole Board of Directors shall be one.  Thereafter, the number of directors may be increased or decreased at any time and from time to time either by the stockholders or by a majority of the directors then in office, provided however that the number of directors may be decreased only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. In no event shall the number of directors be less than one. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election.  Directors need not be stockholders of the corporation. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director.  A director elected to fill a vacancy shall be elected for the unexpired term of such director’s predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until a successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Section 2.2.  Regular Meetings.  Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 2.3.  Special Meetings.  Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors.  Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

Section 2.4.  Telephonic Meetings Permitted.  Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.5.  Quorum; Vote Required for Action.  At all meetings of the Board of Directors the directors entitled to cast a majority of the votes of the whole Board of Directors shall constitute a quorum for the transaction of business.  Except in cases in which the certificate of incorporation, these bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.6.  Organization.  Meetings of the Board of Directors shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in his or her absence by the President, or in their absence by a chairperson chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 2.7.  Action by Unanimous Consent of Directors.  Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission.  After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the board or committee in the same paper or electronic form as the minutes are maintained.

ARTICLE III

Committees

Section 3.1.  Committees.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.  Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

Section 3.2.  Committee Rules.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business.  In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

ARTICLE IV

Officers

Section 4.1.  Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies.  The Board of Directors may elect a President and Secretary, and it may, if it so determines, choose a Chairperson of the Board and a Vice Chairperson of the Board from among its members.  The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as it shall from time to time deem necessary or desirable.  Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any officer may resign at any time upon notice to the corporation.  The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation.  Any number of offices may be held by the same person.  Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 4.2.  Powers and Duties of Officers.  The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.  The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 4.3.  Appointing Attorneys and Agents; Voting Securities of Other Entities.  Unless otherwise provided by resolution adopted by the Board of Directors, the Chairperson of the Board, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the corporation, in the name and on behalf of the corporation, to cast the votes which the corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the corporation and under its corporate seal or otherwise, all such proxies or other instruments as he or she may deem necessary or proper.  Any of the rights set forth in this Section 4.3 which may be delegated to an attorney or agent may also be exercised directly by the Chairperson of the Board, the President or the Vice President.

ARTICLE V

Stock

Section 5.1.  Certificates.  The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by any two authorized officers of the corporation (it being understood that each of the Chairperson of the Board of Directors, the Vice Chairperson of the Board of Directors, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary shall be an authorized officer for such purpose), certifying the number of shares owned by such holder in the corporation.  Any or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Section 5.2.  Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.  The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

Indemnification and Advancement of Expenses

Section 6.1.  Right to Indemnification.  The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person.  Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the corporation.

Section 6.2.  Advancement of Expenses.  The corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

Section 6.3.  Claims.  If a claim for indemnification under this Article VI (following the final disposition of such proceeding) is not paid in full within sixty days after the corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Article VI is not paid in full within thirty days after the corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim.  If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law.  In any such action, the corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 6.4.  Nonexclusivity of Rights.  The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5.  Other Sources.  The corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 6.6.  Amendment or Repeal.  Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

Section 6.7.  Other Indemnification and Advancement of Expenses.  This Article VI shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VII

Miscellaneous

Section 7.1.  Fiscal Year.  The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

Section 7.2.  Seal.  The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.3.  Manner of Notice.

(a)Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the corporation.  Notice shall be given (i) if mailed, when deposited in the United States mail, postage prepaid, (ii) if delivered by courier service, the earlier of when the notice is received or left at the stockholder’s address, or (iii) if given by electronic mail, when directed to such stockholder’s electronic mail address (unless the stockholder has notified the corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by the DGCLto be given by electronic transmission).  A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the corporation.  A notice by electronic mail will include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the corporation who is available to assist with accessing such files or information.  Any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws provided by means of electronic transmission (other than any such notice given by electronic mail) may only be given in a form consented to by such stockholder, and any such notice by such means of electronic transmission shall be deemed to be given as provided by the DGCL.

(b)Except as otherwise provided herein or permitted by applicable law, notices to any director may be in writing and delivered personally or mailed to such director at such director’s address appearing on the books of the corporation, or may be given by telephone or by any means of electronic transmission (including, without limitation, electronic mail) directed to an address for receipt by such director of electronic transmissions appearing on the books of the corporation.

(c)  Without limiting the manner by which notice otherwise may be given effectively to stockholders, and except as prohibited by applicable law, any notice to stockholders given by the corporation under any provision of applicable law, the certificate of incorporation, or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice permitted under this Section 7.3(c), shall be deemed to have consented to receiving such single written notice.

Section 7.4.  Waiver of Notice of Meetings of Stockholders, Directors and Committees.  Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

Section 7.5.  Form of Records.  Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 7.6.Electronic Signatures, etc.  Any document, including, without limitation, any consent, agreement, certificate or instrument, required by the DGCL, the certificate of incorporation or these bylaws to be executed by any officer, director, stockholder, employee or agent of the corporation may be executed using a facsimile or other form of electronic signature to the fullest extent permitted by applicable law.   All other contracts, agreements, certificates or instruments to be executed on behalf of the corporation may be

executed using a facsimile or other form of electronic signature to the fullest extent permitted by applicable law.   The terms “electronic mail,” “electronic mail address,” “electronic signature” and “electronic transmission” as used herein shall have the meanings ascribed thereto in the DGCL.

Section 7.7.  Amendment of Bylaws.  These bylaws may be altered, amended or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

EXHIBIT C

Schedule of Assumed and Assigned Contracts

Name	Debtor	Agreement	Address	City	State	Postal Code	Proposed Cure Cost
Solium Capital LLC	INSYS THERAPEUTICS INC	Amendment to Services Access Agreement	222 South Mill Ave., Suite 424	Tempe	AZ	85281	$14,338
Donnelley Financial Solutions	INSYS THERAPEUTICS INC	ActiveDisclosure Proposal dated 12/20/16	35 West Wacker Drive	Chicago	IL	60601	$0
Deloitte & Touche LLP	INSYS THERAPEUTICS INC	Engagement letter dated 1/3/19	3020 Carrington Mill Blvd., Suite 400	Morrisville	NC	27560	$0
Deloitte & Touche LLP	INSYS THERAPEUTICS INC	Addendum B to the Engagement letter dated 1/3/19	3020 Carrington Mill Blvd., Suite 400	Morrisville	NC	27560	$16,748
Tridea Partners - A Columbus Company	INSYS THERAPEUTICS INC	Software Purchase Agreement	420 Stevens Ave, Suite 350	Solana Beach	CA	92075	$0
ADP, LLC	INSYS THERAPEUTICS INC	Global Master Services Agreement	One ADP Boulevard	Roseland	NJ	07068	$0
ADP, LLC	INSYS THERAPEUTICS INC	Major Accounts Agreement	One ADP Boulevard	Roseland	NJ	07068	$0
ADP, LLC	INSYS THERAPEUTICS INC	Sales Order Quote Q2-2019-376875.1	One ADP Boulevard	Roseland	NJ	07068	$0
Associated Industries Insurance Company, Inc.	INSYS THERAPEUTICS INC	General Liability Policy	P.O. Box 318004	Cleveland	OH	44131-0880	$0
Liberty Insurance Corporation	INSYS THERAPEUTICS INC	Workers Comp Policy	175 Berkeley Street	Boston	MA	02116	$0

Name	Debtor	Agreement	Address	City	State	Postal Code	Proposed Cure Cost
Liberty Insurance Corporation	INSYS THERAPEUTICS INC	Umbrella Policy	175 Berkeley Street	Boston	MA	02116	$0
Navigators Insurance Company	INSYS THERAPEUTICS INC	Excess Liability Policy	One Penn Plaza	New York	NY	10119	$0
U.S. Specialty Insurance Company	INSYS THERAPEUTICS INC	D&O Policy	8 Forest Park Drive	Farmington	CT	06032	$0
XL Specialty Insurance Company	INSYS THERAPEUTICS INC	D&O Policy	505 Eagleview Boulevard, Suite 100	Exton	PA	19341-1120	$0
Beazley Insurance Company, Inc.	INSYS THERAPEUTICS INC	D&O Policy	30 Batterson Park Road	Farmington	CT	06032	$0
Endurance American Insurance Company	INSYS THERAPEUTICS INC	D&O Policy	1221 Avenue of the Americas	New York	NY	10020	$0
National Union Fire Insurance Company of Pittsburgh, PA.	INSYS THERAPEUTICS INC	D&O Policy	777 South Figueroa St. 18th Floor	Los Angeles	CA	90017-5814	$0
Endurance American Insurance Company	INSYS THERAPEUTICS INC	D&O Policy	1221 Avenue of the Americas	New York	NY	10020	$0
U.S. Specialty Insurance Company	INSYS THERAPEUTICS INC	D&O Policy	8 Forest Park Drive	Farmington	CT	06032	$0
Lloyds of London	INSYS THERAPEUTICS INC	Cargo Stock Throughput Policy (M-21030, WC-21030)	66 Whitecap Drive	North Kingstown	RI	02852	$0
Beazley Insurance Company, Inc.	INSYS THERAPEUTICS INC	Crime Policy	30 Batterson Park Road	Farmington	CT	06032	$0

14

Name	Debtor	Agreement	Address	City	State	Postal Code	Proposed Cure Cost
Endurance American Specialty Insurance Company	INSYS THERAPEUTICS INC	Employment & Fiduciary Policy	1221 Avenue of the Americas	New York	NY	10020	$0
Ironshore Insurance Services LLC	INSYS THERAPEUTICS INC	Product Liability Policy	3 Embarcadero Street Suite 1480	San Francisco	CA	94111	$0
TDC Specialty Insurance Company	INSYS THERAPEUTICS INC	Product Liability Policy	1050 K Street Suite 400	Washington	DC	20001	$0
LifeScience Risk	INSYS THERAPEUTICS INC and INSYS PHARMA INC.	Product Liability Policy	180 N. Stetson Avenue Suite 4600	Chicago	IL	60601	$0
Iron Mountain	INSYS THERAPEUTICS INC	Storage Agreements (AZ, TX, IL)	1000 Campus Dr.	Collegeville	PA	19426	$2,782
Fidelity	INSYS PHARMA, INC.	Volume Submitter Defined Contribution Plan (Profit Sharing/401(K) Plan)	P.O. Box 73307	Chicago	IL	60673-7307	$0
Dell Marketing	INSYS THERAPEUTICS INC	Quote #1026884473988.1 dated 1/7/2019	One Dell Way, Mail Stop 8129	Round Rock	TX	78682	$5,813

15

EXHIBIT D

Schedule of Retained Causes of Action

Schedule of Retained Causes of Action

In accordance with section 1123(b) of the Bankruptcy Code and section 10.9 of the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors [D.I. 955] (as may be amended, modified and/or supplemented, the “Plan”)1 and except where such Causes of Action have been expressly released, all of the Debtors’ Causes of Action shall revest in the Insys Liquidation Trust or the Victims Restitution Trust, as applicable, and the Trusts shall retain and may enforce all rights to commence, pursue, and settle, as appropriate, any and all Causes of Action, whether arising before or after the Petition Date, including, without limitation any actions specifically enumerated in the Plan Supplement, and the Trusts’ rights to commence, prosecute, or settle such Causes of Action shall be preserved notwithstanding the entry of the Confirmation Order or the occurrence of the Effective Date.  For the avoidance of doubt, however, nothing in this Schedule of Retained Causes of Action shall modify the release, exculpation, and injunction provisions set forth in Article X of the Plan.

No Person or Entity may rely on the absence of a specific reference in the Plan or the Plan Supplement to any Cause of Action against such Person or Entity as any indication that the Trusts will not pursue any and all Causes of Action against such Person or Entity.  The Debtors and/or the Trusts expressly reserve all rights to prosecute any and all Causes of Action, including with respect to rejected Executory Contracts, against any Person or Entity, except as otherwise expressly provided in the Plan.  Unless any Causes of Action against a Person or Entity are expressly waived, relinquished, exculpated, released, compromised, or settled in the Plan or a Final Order, the Debtors and/or the Trusts expressly reserve all Causes of Action, for later adjudication and, therefore, no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable, or otherwise), and laches, shall apply to any reserved Causes of Action upon, after, or as a consequence of entry of the Confirmation Order or the occurrence of the Effective Date.

Notwithstanding and without limiting the generality of the foregoing, unless otherwise sold or transferred by the Debtors pursuant to an order of the Bankruptcy Court, the following general categories of Causes of Action are further expressly reserved and preserved by the Debtors and/or the Trusts, including: (a) claims related to contracts and leases, regardless of whether the applicable contracts or leases are Executory Contracts; (b) claims related to insurance policies including, but not limited to, claims by the Debtors and/or the Trusts on, under, or against the Debtors’ policies and claims by the Trusts on, under, or against any other Person’s or Entity’s policies; (c) claims related to deposits, adequate assurance postings, and other collateral postings; (d) claims related to Liens; (e) claims, defenses, cross-claims, and counter-claims related to Causes of Action, litigation, and possible litigation; (f) claims related to accounts receivable and accounts payable; (g) claims related to tax refunds; (h) claims related to potential preferential, fraudulent, or other avoidable transfers; (i) claims related to potential breaches of fiduciary or other duties; and (j) claims related to potential professional liability including but not limited to legal or accounting malpractice, including but not limited to claims against any applicable defendant’s professional liability insurance carrier.  Without limiting the foregoing, some of these categories of claims are described with more specificity below.

[1]	Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Plan.

A.	Claims Related to Contracts and Leases

Unless otherwise released by the Plan, the Debtors and/or the Insys Liquidation Trust expressly reserve the Causes of Action, based in whole or in part upon any and all contracts and leases to which any Debtor or a Trust is a party or pursuant to which any Debtor or a Trust has any rights whatsoever, regardless of whether such contract or lease is listed herein or in the Plan, any proof of Claim or in any Bankruptcy Court filing, including without limitation all contracts and leases that are assumed pursuant to the Plan or that the Debtors previously assumed. The claims and Causes of Action reserved include, without limitation, Causes of Action against vendors, suppliers of goods or services, customers, or any other parties, unless such claims or Causes of Action are released pursuant to the Plan or sold by the Debtors pursuant to an order of the Bankruptcy Court: (a) for overpayments, back charges, duplicate payments, improper holdbacks, deposits, warranties, guarantees, indemnities, recoupment, or setoff; (b) for wrongful or improper termination, suspension of services or supply of goods, or failure to meet other contractual or regulatory obligations; (c) for failure to fully perform or to condition performance on additional requirements under contracts with any one or more of the Debtors before the assumption or rejection, if applicable, of such contracts; (d) for payments, deposits, holdbacks, reserves, or other amounts owed by any creditor, utility, supplier, vendor, insurer, surety, factor, lender, bondholder, lessor, or other party; (e) for any Liens, including mechanic’s, artisan’s, materialmen’s, possessory, or statutory liens held by or against any one or more of the Debtors or the Debtors’ property; (f) for environmental or contaminant exposure matters against landlords, lessors, environmental consultants, environmental agencies, or suppliers of environmental services or goods; (g) for counter-claims and defenses related to any contractual obligations; (h) for any turnover actions arising under section 542 or 543 of the Bankruptcy Code; and (i) for unfair competition, interference with contract or potential business advantage, breach of contract, infringement of intellectual property, or any business tort claims.

B.	Claims Related to Insurance Policies

Unless otherwise released by the Plan, the Debtors and/or the Trusts expressly reserve all Causes of Action based in whole or in part upon any and all insurance contracts and insurance policies to which any Debtor is a party or pursuant to which any Debtor or a Trust has any rights whatsoever, regardless of whether such contract or policy is listed or identified herein or in the Plan, any proof of Claim and/or in any Bankruptcy Court filing, including Causes of Action against insurance carriers, reinsurance carriers, insurance brokers, underwriters, occurrence carriers, or surety bond issuers relating to coverage, indemnity, contribution, reimbursement, or any other matters.  Pursuant to section 5.8(c) of the Plan, the Victims Restitution Trust shall receive any and all of the Products Liability Insurance Rights, including any Causes of Action related to the Products Liability Insurance Rights.  Any other reserved Causes of Action related to insurance contracts and insurance policies shall be transferred to the Insys Liquidation Trust.  This reservation includes, but is not limited to, both first party claims by the Debtors on the Debtors’ policies and third party claims by the Debtors against any tortfeasor’s policies.

C.	Claims Related to Deposits, Adequate Assurance Postings, and Other Collateral Postings

Unless otherwise released by the Plan, the Debtors and/or the Insys Liquidation Trust expressly reserve all Causes of Action based in whole or in part upon any and all postings of a security deposit, adequate assurance payment, or any other type of deposit or collateral, regardless of whether such posting of security deposit, adequate assurance payment, or any other type of deposit or collateral is listed herein or in the Plan, any proof of Claim and/or in any Bankruptcy Court filing.

D.	Claims Related to Liens

Unless otherwise released by the Plan, the Debtors and/or the Insys Liquidation Trust expressly reserve all Causes of Action based in whole or in part upon any and all Liens.

E.	Claims, Defenses, Cross-Claims and Counter-Claims Related to Litigation and Potential Litigation

Unless otherwise released by the Plan, the Debtors and/or the Trusts, as applicable, expressly reserve all Causes of Action against or related to all Persons or Entities that are party to or that may in the future become party to litigation, arbitration, or any other type of adversarial proceeding or dispute resolution proceeding, whether formal or informal or judicial or non-judicial, regardless of whether such litigation is listed herein or in the Plan, any proof of Claim and/or in any Bankruptcy Court filing.

F.	Claims Related to Accounts Receivable and Accounts Payable

Unless otherwise released by the Plan, the Debtors and/or the Trusts expressly reserve all Causes of Action against or related to all Persons or Entities that owe or that may in the future owe money to the Debtors or the Trusts. Furthermore, unless otherwise released by the Plan, the Debtors and/or the Insys Liquidation Trust expressly reserve all Causes of Action against or related to all Persons or Entities who assert or may assert that the Debtors or the Insys Liquidation Trust, as applicable, owe money to them.

G.	Claims Related to Tax Refunds

Unless otherwise released by the Plan, the Debtors and/or the Insys Liquidation Trust expressly reserve all Causes of Action against or related to all Persons or Entities that owe or that may in the future owe money related to tax refunds to the Debtors or the Insys Liquidation Trust. Furthermore, unless otherwise released by the Plan, the Debtors and/or the Insys Liquidation Trust expressly reserve all Causes of Action against or related to all Persons or Entities who assert or may assert that a Debtor or the Insys Liquidation Trust owes taxes to them.

H.	Claims Related to Any Bankruptcy Court Order

Unless otherwise released by the Plan, the Debtors and/or the Trusts expressly reserve all Causes of Action based in whole or in part upon, or arising under, any order of the Bankruptcy Court,

including without limitation any Causes of Action related to payments made by the Debtors to any Persons or Entities pursuant to any order of the Bankruptcy Court.

I.	Causes of Action Related to Potential Preferences and Fraudulent Conveyances

Unless otherwise released by the Plan, the Debtors and/or the Trusts expressly reserve all Causes of Action, including Avoidance Actions, against or related to all Persons or Entities, including creditors or former creditors that owe or may in the future owe money to the Debtors, including for potential Causes of Action the Debtors could assert under Bankruptcy Code sections 506(d), 522, 541, 542, 543, 544, 545, 547, 548, 549, 550 and/or 553 or otherwise under the Bankruptcy Code or under similar or related state or federal statutes and common law, including, without limitation, all preference, fraudulent conveyance, fraudulent transfer, and/or other similar avoidance claims, rights, and causes of action.  Statements 3 and 4 of the Statement of Financial Affairs filed by each Debtor in these Chapter 11 Cases (including any exhibits and amendments thereto) are hereby incorporated by reference in as if fully set forth herein.  For the avoidance of doubt, the reservation set forth in this subsection shall not be limited to the transfers set forth in the Debtors’ Statements of Financial Affairs, the identity of the transferees included therein, or the amount of the transfers included therein.

J.	Causes of Action Related to Setoff and Recoupment

Unless otherwise released by the Plan, the Debtors and/or the Trusts, as applicable, expressly reserve all Causes of Action and/or rights to setoff and/or recoupment the Debtors could assert under section 553 of the Bankruptcy Code or under any other similar rights under state or federal statutes and common law.

K.	Causes of Action Related to Derivative Litigation and Potential Breaches of Fiduciary Duties

Unless otherwise released by the Plan, the Debtors and/or the Insys Liquidation Trust expressly reserve all Causes of Action against or related to individuals, Persons or Entities who may have breached fiduciary duties owed to the Debtors or other derivative Causes of Action, including those Causes of Action already asserted or potentially asserted in pending litigation in federal and state courts in Arizona, Delaware, and New York, including but not limited to the case captioned In re Insys Therapeutics Inc. Derivative Litigation, Consol. C.A. No. 12696-VCL (Del. Ch.).

L.	Causes of Action Related to the Debtors’ Former Professionals

Unless otherwise released by the Plan, the Debtors and/or the Insys Liquidation Trust expressly reserve all Causes of Action against or related to individuals, Persons, or Entities that provided professional services to the Debtors (except for the Released Parties) prior to the Petition Date, including, without limitation, Causes of Action related to breach of contract, malpractice, setoff, recoupment, equitable subordination, contractual clawback, and disallowance.

M.	Causes of Action Related to Indemnification, Advancement, and Other Payments

Unless otherwise released by the Plan, the Debtors and/or the Insys Liquidation Trust expressly reserve all Causes of Action against or related to individuals, Persons, or Entities to or on behalf of whom the Debtors paid amounts on account of alleged indemnification or advancement obligations, pursuant to an undertaking, or any other alleged contractual, corporate law, or common law right to payment for legal fees, costs, or expenses, including, without limitation, Causes of Action related to avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

N.	Causes of Action Related to Retention or Severance Payments

As set forth in Article X of the Plan, the Debtors and/or the Insys Liquidation Trust expressly reserve all Causes of Action against or related to individuals and Persons that are current or former employees, officers, or directors of the Debtors, including those Persons that otherwise are Released Parties pursuant to the Plan, for claims and Causes of Action including breach of contract, contractual clawback, avoidance and recovery of preferential transfers, setoff, recoupment, and disallowance, in each case solely to the extent related to their receipt of payments pursuant to a key employee retention plan (or any other retention or incentive plan) or severance prior to the Petition Date.

O.	Causes of Action against Specific Persons or Entities

Without prejudice or limitation of the foregoing, the Debtors specifically note that any and all claims or Causes of Action that they hold against the Persons or Entities listed below are expressly preserved for the Insys Liquidation Trust.  For the avoidance of doubt, inclusion in this section and on this Schedule of Retained Causes of Action should not be interpreted to mean that the Persons or Entities listed below committed misconduct or are accused of any wrongdoing.

1.

Any Person or Entity identified in the Schedules of Assets and Liabilities and/or Statements of Financial Affairs filed by each Debtor in these Chapter 11 Cases (including any exhibits and amendments thereto), the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which any Person or Entity identified in the Schedules of Assets and Liabilities and/or Statements of Financial Affairs filed by each Debtor in these Chapter 11 Cases (including any exhibits and amendments thereto) has, or had, an interest of any kind, except any Person or Entity that is a Released Party pursuant to the Plan, for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

2.

Abel Bean Law, PLLC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Abel Bean Law, PLLC, has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

3.

Michael Babich for claims and Causes of Action that may include, but are not limited to, breach of fiduciary duty, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, insider trading, waste, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

4.

Darryl Baker for claims and Causes of Action that may include, but are not limited to, breach of fiduciary duty, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, insider trading, waste, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

5.

Susan Beisler for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

6.

Dr. Daniel Bennett, M.D. for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

7.

Berkeley Research Group, LLC , the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Berkeley Research Group, LLC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

8.

Blank Rome, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Blank Rome, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

9.

Michelle Breitenbach for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

10.

Bulkley, Richardson and Gelinas, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Bulkley, Richardson and Gelinas, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

11.

Alec Burlakoff for claims and Causes of Action that may include, but are not limited to, breach of fiduciary duty, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, insider trading, waste, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

12.

Butzel Long, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Butzel Long has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

13.

Clark Hill, PLLC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Clark Hill, PLLC, has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

14.

Clements & Pineault LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Clements & Pineault LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

15.

Cohen & Gresser LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Cohen & Gresser LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

16.

Cohen Dowd Quigley, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Cohen Dowd Quigley has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.
17.

Collora LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Collora LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

18.

Cozen O’Connor, PC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Cozen O'Connor, PC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

19.

Jessica Crane Bradley for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

20.

Franc Del Fosse for claims and Causes of Action that may include, but are not limited to, breach of fiduciary duty, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, insider trading, waste, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

21.

Danielle Davis for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

22.

Demeo, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Demeo, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

23.

Donnelly, Conroy & Gelhaar, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Donnelly, Conroy & Gelhaar, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

24.

Doyle Carden Group, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Doyle Carden has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

25.

EJ Financial Enterprises Inc., the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Ellman Law Group, LLC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

26.

Ellman Law Group, LLC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Ellman Law Group, LLC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

27.

eTera Consulting, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which eTera Consulting has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

28.

Foley & Lardner, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Foley & Lardner, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

29.

Patrick Fourteau for claims and Causes of Action that may include, but are not limited to, breach of fiduciary duty, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, insider trading, waste, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

30.

Fox Swibel Levin & Carroll, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Fox Swibel Levin & Carroll, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

31.

Paul Geiswite for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

32.

Goodell, DeVries, Leech & Dann, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Goodell, DeVries, Leech & Dann, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

33.

Crystal Goodiel for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

34.

Michael Gurry for claims and Causes of Action that may include, but are not limited to, breach of fiduciary duty, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, insider trading, waste, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

35.

Haynsworth Sinkler Boyd, PA, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Haynsworth Sinkler Boyd, PA has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

36.

Mark Hein for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.
37.

Karen Hill for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

38.

Hogan Lovells US, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Hogan Lovells US, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

39.

Des Hollandsworth for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

40.

Hunton Andrews Kurth, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Hunton Andrews Kurth, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

41.

Impact, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Impact has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

42.

InterContinental Boston, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which InterContinental Boston has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

43.

Yoshiko Jameson for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.
44.

Jeffer Mangels Butler & Mitchell LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Jeffer Mangels Butler & Mitchell LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

45.

John Kapoor for claims and Causes of Action that may include, but are not limited to, breach of fiduciary duty, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, insider trading, waste, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

46.

Katten Muchin Rosenman, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Katten Munchin Rosenman, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

47.

King & Spalding, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which King & Spalding, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

48.

Pierre Lapalme for claims and Causes of Action that may include, but are not limited to, breach of fiduciary duty, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, insider trading, waste, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

49.

Jessica Larichuita for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

50.

LCI, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which LCI has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

51.

Sunrise Lee for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

52.

Natalie Levine for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

53.

McDermott Will & Emery LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which McDermott Will & Emery LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

54.

Steven Meyer for claims and Causes of Action that may include, but are not limited to, breach of fiduciary duty, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, insider trading, waste, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

55.

Milestone Reporting Company, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Milestone Reporting Company has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

56.

Miner Orkand Siddall, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Miner Orkand Siddall, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

57.

MRC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which MRC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

58.

Matthew Napoletano for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

59.

Ethan Naylor for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

60.

Nardello & Co., LLC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Nardello & Co., LLC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

61.

Navigant Consulting, Inc., the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Navigant Consulting, Inc. has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

62.

Nixon Peabody, LLP the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Nixon Peabody, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

63.

Osborn Maledon, PA, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Osborn Maledon, PA has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

64.

Nipun (Nick) Patel for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

65.

Patterson, Belknap, Webb & Tyler, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Patterson, Belknap, Webb & Tyler, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

66.

Paul, Weiss, Rifkind, Wharton & Garrison, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Paul, Weiss, Rifkind, Wharton & Garrison, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

67.

Jeffrey Pearlman for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

68.

Pepper Hamilton, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Pepper Hamilton, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

69.

Polsinelli Shughart, PC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Polsinelli Shughart, PC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

70.

PRA Health Sciences, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which PRA Health Sciences has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.
71.

Quinn Emanuel Urquhart & Sullivan, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Quinn Emanuel Urquhart & Sullivan, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

72.

R&D Strategic Solutions, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which R&D Strategic Solutions has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

73.

RechtKornfeld, PC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which RechtKornfeld, PC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

74.

Dion Reimer for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

75.

Reprodocs, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Reprodocs has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

76.

Richilano Shea, LLC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Richilano Shea, LLC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

77.	Stephanie Roberts for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

78.

Ropes & Gray, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Ropes & Gray, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

79.

Joseph Rowan for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

80.

Ryan, Rapp & Underwood, PLC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Ryan, Rapp & Underwood, PLC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

81.

Salmon, Lewis & Weldon, PLC, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Salmon, Lewis & Weldon, PLC has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

82.

Schnader, Harrison, Segal & Lewis, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Schnader, Harrison, Segal & Lewis, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

83.

Richard Simon for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

84.

Sitrick and Company, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Sitrick and Company has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

85.

Smith & Carson, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Smith & Carson has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

86.

Smith Villazor, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Smith Villazor, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

87.

Brett Szymanski for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

88.

Brian Tambi for claims and Causes of Action that may include, but are not limited to, breach of fiduciary duty, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, insider trading, waste, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

89.

Tharrington Smith, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Tharrington Smith, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

90.

Thompson Hine, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Thompson Hine, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

91.

Dan Tondre for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

92.

Sigrid Toulatos for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

93.

Trombley & Hanes, PA, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Trombley & Hanes, PA has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

94.

Trustpoint.One, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Trustpoint One has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

95.

Venable, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Venable, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

96.

Warner, Norcross & Judd LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Warner, Norcross & Judd LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

97.

Weil, Gotshal & Manges LLP for claims and Causes of Action solely to the extent related to payments that Weil, Gotshal & Manges LLP received on account of its representation of Richard Simon, in an amount not to exceed $[●].  For the avoidance of doubt, Weil, Gotshal & Manges LLP shall not be a Released Party pursuant to the Plan solely for any claims and Causes of Action described in the previous sentence, but shall be a Released Party with respect to all other potential claims or Causes of Action released under Article X of the Plan.
98.

Weir & Partners, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Weir & Partners, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

99.

White & Case, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which White & Case, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

100.

Wiggin and Dana, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Wiggin and Dana, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

101.

Wilkinson Walsh & Eskovitz, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Wilkinson Walsh & Eskovitz, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

102.

Winston & Strawn, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Winston & Strawn, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

103.

Young Conaway Stargatt & Taylor, LLP, the current and former employees, officers, directors, trustees, members, partners, subsidiaries or owners thereof, and any Person or Entity in which Young Conaway Stargatt & Taylor, LLP has, or had, an interest of any kind for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, equitable subordination, contractual clawback, setoff, recoupment, and disallowance.

104.

Xun Yu for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

105.

Leslie Zachs for claims and Causes of Action that may include, but are not limited to, avoidance and recovery of preferential or fraudulent transfers, aiding and abetting a breach of fiduciary duty, conspiracy, breach of contract, fraud, equitable subordination, contractual clawback, recovery of indemnification or advancement or other payments, unjust enrichment, setoff, recoupment, and disallowance.

EXHIBIT E

Exhibit of Non-Released Parties

Non-Released Parties1:

1.	Paul Burnett
2.	James Doroz
3.	Elizabeth Gorski
4.	Joseph Hennessy
5.	Yoshiko Jamison
6.	Vikram Malhotra
7.	Angela Matt
8.	Lisa McBride
9.	Andrea Miele
10.	Neha Parikh
11.	Alexandra (Gandara) Peterson
12.	Priscilla Sandoval
13.	Thomas Udicious
14.	Caitlin Whitaker

[1]

The inclusion of any party on this list of Non-Released Parties is not an indication that any such party has been, or will be, accused of, or has committed any, wrongful conduct.  If no action has been instituted against a party on this list within one (1) year of the Effective Date of the Plan, such party shall be released in accordance with the Plan.

EXHIBIT F

Insys Liquidation Trust Agreement

[To be filed]

EXHIBIT G

ILT Equity and Asset Transfer Agreement

EQUITY AND ASSET TRANSFER AGREEMENT

THIS EQUITY AND ASSET TRANSFER AGREEMENT (this “Agreement”), dated as of [●], is entered into by and among Insys Therapeutics, Inc. (“Insys”), IC Operations, LLC, Insys Development Company, Inc., Insys Manufacturing, LLC, Insys Pharma, Inc., IPSC, LLC and IPT 355, LLC (each individually a “Debtor” and, collectively, the “Debtors”, and all of the Debtors on and after the Effective Date, to be liquidated and dissolved upon the Dissolution Date, collectively, the “Liquidating Debtors”), on behalf of themselves and the Liquidating Debtors, and the Insys Liquidation Trust. The Debtors and the Insys Liquidation Trust are sometimes herein referred to collectively as the “Parties” and each individually as a “Party”.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors, dated December 4, 2019 (ECF No. [●]), as confirmed by the Confirmation Order (including all exhibits thereto, as the same may be further amended, modified or supplemented from time to time, the “Plan”).

WHEREAS, on June 10, 2019, the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court” and such cases, the “Chapter 11 Cases”);

WHEREAS, on December 4, 2019, in connection with the Chapter 11 Cases, the Debtors filed the Plan with the Bankruptcy Court;

WHEREAS, on [●], the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”);

WHEREAS, on the date hereof, the Effective Date of the Plan occurred and in connection therewith, the Insys Liquidation Trust was established for the benefit of holders of Non-PI General Unsecured Claims for the purposes described in the Plan and any others more fully described in the ILT Agreement;

WHEREAS, the Insys Liquidation Trust shall administer, process, settle, resolve, liquidate, satisfy, and pay (from the designated funds therefor), as applicable, Claims against the Debtors (other than Personal Injury Claims), subject to the terms of the ILT Agreement, the Plan, and the Confirmation Order;

WHEREAS, the Plan provides, among other things, that in furtherance of the purpose of the Insys Liquidation Trust, on the Effective Date, the Liquidating Debtors shall: (i) irrevocably transfer, grant, and assign to the Insys Liquidation Trust the ILT Assets (as defined below); and (ii) after the transfer of the ILT Assets to the Insys Liquidation Trust, Insys shall issue the Parent Equity Interest to the Insys Liquidation Trust solely for purposes of assisting in the orderly administration of the wind up and dissolution of the Debtors;

WHEREAS, the transfer of the ILT Assets to the Insys Liquidation Trust is intended to effect the complete liquidation of each of the Debtors for U.S. federal income tax purposes;

WHEREAS, the Plan further provides, among other things, that in furtherance of the purpose of the Insys Liquidation Trust, and subject to the ILT Agreement, the Insys Liquidation Trust shall expressly: (i) assume all responsibility and liability for all (A) Non-PI General Unsecured Claims against the Debtors and the Liquidating Debtors, (B) ILT Operating Expenses and (C) Administrative Expense Claims, Secured Claims, and Priority Claims against the Debtors and the Liquidating Debtors and (ii) undertake to administer and pay the foregoing with the funds designated to (A) the ILT Recovery Fund, (B) the ILT Operating Reserve, and (C) the Priority Reserve, respectively; and

WHEREAS, this Agreement and that certain Asset Transfer Agreement, dated as of the date hereof, by and among the Debtors and the Victims Restitution Trust (the “VRT Asset Transfer Agreement”) collectively provide for the transfer of all assets and liabilities of the Debtors that have not been otherwise extinguished in connection with the Chapter 11 Cases to the Insys Liquidation Trust or the Victims Restitution Trust, as applicable.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

SECTION 1.Transfer of Assets.  In accordance with and subject to the terms and conditions of the Plan and the ILT Agreement, and in consideration of the rights, powers, privileges and other benefits received by the Debtors pursuant to the Plan, the Liquidating Debtors hereby irrevocably transfer, grant, and assign to the Insys Liquidation Trust, and the Insys Liquidation Trust hereby receives and accepts, to the maximum extent possible under applicable law, the following (collectively, the “ILT Assets”):

(a)any and all of the Debtors’ Insurance Rights (other than the Products Liability Insurance Rights and Products Liability Insurance Proceeds), including, to the extent any Insurance Company (other than a Products Liability Insurance Company) is obligated to pay any Non-PI General Unsecured Claim to or on behalf of one or more of the Debtors, the right to enforce such Insurance Company’s obligation, free and clear of all Claims, Interests, Liens, encumbrances, Causes of Action and liabilities of any nature whatsoever, subject to limits of liability for coverage of certain types of Claims under one or more Insurance Policies that may have been reduced by certain prepetition payments made by an Insurance Company to, or on behalf of, one or more of the Debtors;

(b)the ILT Operating Reserve, the ILT Recovery Fund, the Priority Reserve and the Disputed Claims Reserves with respect to Disputed Non-PI General Unsecured Claims, free and clear of all Claims, Interests, Liens, other encumbrances, and liabilities of any kind;

(c)all Claims, Causes of Action, rights of setoff or recoupment, cross-claims and other legal or equitable defenses regarding Claims that the Debtors or the Liquidating Debtors have, or would have had, under applicable law, but solely to the extent consistent with the ILT Agreement and the Plan; provided, however, that no such claims or rights may be asserted against any Released Party;

2

(d)all Assumed and Assigned Contracts (other than those including or related to Products Liability Insurance Policies);

(e)title to the Professional Fee Escrow Account;

(f)(A)(i) all of the books and records of the Debtors and the Liquidating Debtors, (ii) a copy of a database or other information as reasonably required to assist the Insys Liquidating Trust in identifying the Non-PI General Unsecured Claims against the Insys Liquidation Trust, (iii) copies of all Insurance Policies, (iv) information relating to all Claims previously noticed, tendered, or submitted under the Insurance Policies or paid by any Insurance Company, and (v) any other information necessary to operate the Insys Liquidation Trust and preserve, secure, or obtain the benefit of the Insurance Rights; and (B) all Privileges held by the Debtors and the Liquidating Debtors (including the board of directors or any committee of the board of directors of any of the Debtors or the Liquidating Debtors), in each case of (A) and (B), to the extent related to the assets set forth in this Section 1; and

(g)any and all other assets of the Debtors and/or the Liquidating Debtors upon the date of formation of the Insys Liquidation Trust or to be transferred to the Insys Liquidation Trust pursuant to the Plan but not otherwise set forth in this Section 1, other than (A) the VRT Assets (as defined in the VRT Asset Transfer Agreement) and (B) any Interests held by Liquidating Debtors in other Liquidating Debtors, free and clear of all Claims, Interests, Liens, encumbrances, Causes of Action and liabilities of any nature whatsoever.

SECTION 2.Parent Equity Issuance. Effective as of the date hereof and immediately following the consummation of the transfers contemplated by Section 1, in accordance with and subject to the terms and conditions of the Plan and the ILT Agreement, and in consideration of the payment to Insys of $0.01, the receipt of which is hereby acknowledged by Insys, Insys hereby issues the Parent Equity Interest to the Insys Liquidation Trust, which Parent Equity Interest shall constitute the only share of common stock of Insys, representing one-hundred percent (100%) of the capital stock thereof, from and after the date hereof.  The Parties acknowledge that pursuant to the Plan, all issued and outstanding Equity Interests of Insys that were issued and outstanding prior to the date hereof have been deemed surrendered, cancelled and/or redeemed (the “Extinguished Interests”).  Promptly after the date hereof, Insys shall register the issuance of the Parent Equity Interest and the Extinguished Interests on its books and records and issue to the Insys Liquidation Trust a stock certificate representing the Parent Equity Interest.

SECTION 3.Vesting of Assets.  By this Agreement and as provided for in the Confirmation Order and the Plan, and if applicable, pursuant to sections 1141(b) and 1141(c) of the Bankruptcy Code, all of the ILT Assets are and shall be vested in the Insys Liquidation Trust, and the Debtors shall have no interest in or with respect to the ILT Assets.

SECTION 4.Assumption of Liabilities.  The Insys Liquidation Trust hereby expressly: (i) unconditionally and irrevocably assumes all responsibility and liability for all (A) Non-PI General Unsecured Claims against the Debtors and the Liquidating Debtors, (B) ILT Operating Expenses and (C) Administrative Expense Claims, Secured Claims, Professional Fee Claims, and Priority Claims against the Debtors and the Liquidating Debtors and (ii) undertakes to administer

3

and pay the foregoing with the funds designated to (A) the ILT Recovery Fund, (B) the ILT Operating Reserve, and (C) the Priority Reserve, respectively.

SECTION 5.Setoff.  In accordance with the Plan, and notwithstanding anything to the contrary contained herein, for purposes of section 553 of the Bankruptcy Code, the transfer of the ILT Assets to the Insys Liquidation Trust shall not affect the mutuality of obligations that otherwise may have existed prior to the effectuation of such transfer.

SECTION 6.Taxes.  In accordance with the Plan, to the maximum extent permitted pursuant to section 1146(a) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, or the delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, or assignments, or assignments executed in connection with any disposition of assets contemplated by the Plan (including transfers of assets to and by the Insys Liquidation Trust) shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, real estate transfer tax, sales or use tax, mortgage recording tax, or other similar tax or governmental assessment.

SECTION 7.Governing Law.  This Agreement and the rights, duties, and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, except as otherwise provided pursuant to Section 5.7(e)(vi) of the Plan with respect to transfers that shall be governed by the Bankruptcy Code and the other applicable laws governing the Insurance Policies, in each case, without giving effect to the choice of law principles that would require or permit the application of the laws of another jurisdiction.

SECTION 8.Headings.  The headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision of this Agreement.

SECTION 9.Controlling Document.  In the event of any conflict between the terms and provisions in the Plan and the terms and provisions of this Agreement, the Plan shall govern and control.

SECTION 10.Entire Agreement.  This Agreement (including the recitals), the Plan, the Confirmation Order and the ILT Agreement constitute the entire agreement by and among the Parties and supersede all prior and contemporaneous agreements or understandings by and among the Parties with respect to the subject matter of this Agreement.

SECTION 11.Amendment and Waiver.  This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought; provided, however, that this Agreement cannot be amended in any way inconsistent with the Plan or the Confirmation Order without further order of the Bankruptcy Court.

SECTION 12.Binding Effect.  This Agreement is being executed by the Parties and shall be binding upon and inure to the benefit of the Parties for the uses and purposes set forth herein and shall be effective as of the Effective Date. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a Party.

4

SECTION 13.Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same instrument.  A facsimile or portable document file (PDF) signature of any Party shall be considered to have the same binding legal effect as an original signature.

[Signature pages follow]

5

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their duly authorized representatives, all as of the Effective Date.

Insys Liquidation Trust

By: ,

solely in its capacity as Liquidating Trustee

By:
Name:
Title:

Insys Therapeutics, Inc.

By:
Name:
Title:

IC Operations, LLC

By:
Name:
Title:

Insys Development Company, Inc.

By:
Name:
Title:

Insys Manufacturing, LLC

By:
Name:
Title:

Insys Pharma, Inc.

By:
Name:
Title:

IPSC, LLC

By:
Name:
Title:

IPT 355, LLC

By:
Name:
Title:

7

EXHIBIT H

ILT Claims Arbiter and ILT Board

ILT Claims Arbiter:

Kenneth Feinberg

ILT Board:

1.

Michael J. Angelides - Mike Angelides is managing shareholder of Simmons Hanly Conroy, overseeing the firm’s asbestos, pharmaceutical, environmental, personal injury and other mass tort and class action practices.  Mr. Angelides has been instrumental in the growth of the firm’s pharmaceutical injury and complex litigation practices.   Firm attorneys have been appointed to leadership in numerous multidistrict litigations, including Prescription Opiates, Vioxx, Toyota Unintended Accelleration, BP Deepwater Horizon Oil Spill, DePuy Pinnacle and the Volkswagen Emission Scandal.   Further information about Mr. Angelides may be found at https://www.simmonsfirm.com/about-us/our-attorneys/profiles/michael-j-angelides/.

2.

Carol Hunt - Carol Hunt has worked as an Assistant Attorney General in the Health Care Bureau of the New York State Office of the Attorney General since 2003.  Prior to that, Ms. Hunt was an Assistant Attorney General for the State of Maryland in the Consumer Protection Division.  From 1993 to 2000, Ms. Hunt worked in private practice in Baltimore, Maryland, where she practiced primarily in plaintiff-side litigation.

3.	[To be selected by the SMT Group Representatives]
4.	[To be selected by the Official Committee of Unsecured Creditors]
5.	[To be selected by the Official Committee of Unsecured Creditors]

8

EXHIBIT I

ILT Claims Arbiter Submission Procedures1

The following procedures have been established pursuant to Section 5.7(i)(ii) of the Plan:

On the 21st day after Effective Date, joint submissions of no more than twenty-five (25) pages shall be sent to the ILT Claims Arbiter by each of the following claimant groups: (i) holders of Third Party Payor Claims, (ii) holders of Insurance Ratepayer Class Claims, (iii) holders of ERISA Group Claims, (iv) holders of Hospital Class Claims, (v) holders of NAS Monitoring Class Claim;

On the 35th day after Effective Date, joint reply submissions of no more than ten (10) pages shall be sent to the ILT Claims Arbiter by each of the following claimant groups: (i) holders of Third Party Payor Claims, (ii) holders of Claims represented by the Insurance Ratepayer Class Claims, (iii) holders of ERISA Group Claims, (iv) holders of Claims represented by Hospital Class Claim, (v) holders of Claims represented by the NAS Monitoring Class Claim;

Oral arguments, which may be in person, via video conference, or done telephonically, will be made at a time to be scheduled by the ILT Claims Arbiter after receipt of reply submissions;

All submissions under these procedures shall be served on counsel of record for each of the above-listed claimant groups contemporaneously with submitting to the ILT Claims Arbiter.

[1]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

EXHIBIT J

Victims Restitution Trust Agreement

[To be filed]

EXHIBIT K

VRT Asset Transfer Agreement

ASSET TRANSFER AGREEMENT

THIS ASSET TRANSFER AGREEMENT (this “Agreement”), dated as of [●], is entered into by and among Insys Therapeutics, Inc., IC Operations, LLC, Insys Development Company, Inc., Insys Manufacturing, LLC, Insys Pharma, Inc., IPSC, LLC and IPT 355, LLC (each individually a “Debtor” and, collectively, the “Debtors”, and all of the Debtors on and after the Effective Date, to be liquidated and dissolved upon the Dissolution Date, collectively, the “Liquidating Debtors”), on behalf of themselves and the Liquidating Debtors, and the Victims Restitution Trust. The Debtors and the Victims Restitution Trust are sometimes herein referred to collectively as the “Parties” and each individually as a “Party”.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors, dated December 4, 2019 (ECF No. [●]), as confirmed by the Confirmation Order (including all exhibits thereto, as the same may be further amended, modified or supplemented from time to time, the “Plan”).

WHEREAS, on June 10, 2019, the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court” and such cases, the “Chapter 11 Cases”);

WHEREAS, on December 4, 2019, in connection with the Chapter 11 Cases, the Debtors filed the Plan with the Bankruptcy Court;

WHEREAS, on [●], the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”);

WHEREAS, on the date hereof, the Effective Date of the Plan occurred and in connection therewith, the Victims Restitution Trust was established for the benefit of holders of Allowed Personal Injury Claims and the States, Municipalities, and Tribes for the purposes described in the Plan and any others more fully described in the VRT Agreement;

WHEREAS, the Victims Restitution Trust shall administer, process, resolve, and liquidate Personal Injury Claims, and make Distributions (from the designated funds therefor) to holders of Allowed Personal Injury Claims and to the ILT Recovery Fund to satisfy and pay Allowed State Claims and Allowed Municipality/Tribe Claims, subject to the terms of the VRT Agreement, the Plan, and the Confirmation Order;

WHEREAS, the Plan provides, among other things, that in furtherance of the purpose of the Victims Restitution Trust, on the Effective Date, the Liquidating Debtors shall irrevocably transfer, grant, and assign to the Victims Restitution Trust the VRT Assets (as defined below);

WHEREAS, the Plan further provides, among other things, that in furtherance of the purpose of the Victims Restitution Trust, and subject to the VRT Agreement, the Victims Restitution Trust shall expressly: (i) assume all responsibility and liability for all (A) Personal Injury Claims against the Debtors and the Liquidating Debtors and (B) VRT Operating Expenses (except as otherwise provided in the VRT Agreement), and (ii) undertake to administer and pay the foregoing with the funds designated to (A) the VRT Recovery Fund and (B) the VRT Operating Reserve, respectively; and

WHEREAS, this Agreement and that certain Equity and Asset Transfer Agreement, dated as of the date hereof, by and among the Debtors and the Insys Liquidation Trust collectively provide for the transfer of all assets and liabilities of the Debtors that have not been otherwise extinguished in connection with the Chapter 11 Cases to the Victims Restitution Trust or the Insys Liquidation Trust, as applicable.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

SECTION 14.Transfer of Assets.  In accordance with and subject to the terms and conditions of the Plan and the VRT Agreement, and in consideration of the rights, powers, privileges and other benefits received by the Debtors pursuant to the Plan, the Liquidating Debtors hereby irrevocably transfer, grant, and assign to the Victims Restitution Trust, and the Victims Restitution Trust hereby receives and accepts, to the maximum extent possible under applicable law, the following (collectively, the “VRT Assets”):

(a)any and all of the Products Liability Insurance Rights and Products Liability Insurance Proceeds, including, to the extent any Products Liability Insurance Company is obligated to pay any Claim to or on behalf of one or more of the Debtors, the right to enforce such Products Liability Insurance Company’s obligation, free and clear of all Claims, Interests, Liens, encumbrances, Causes of Action and liabilities of any nature whatsoever, subject to limits of liability for coverage of certain types of Claims under one or more Products Liability Insurance Policies that may have been reduced by certain prepetition payments made by a Products Liability Insurance Company to, or on behalf of, one or more of the Debtors;

(b)the VRT Operating Reserve, the VRT Recovery Fund and the Disputed Claims Reserves with respect to Disputed Personal Injury Claims, free and clear of all Claims, Interests, Liens, other encumbrances, and liabilities of any kind;

(c)all Claims, Causes of Action, rights of setoff or recoupment, cross-claims and other legal or equitable defenses regarding Personal Injury Claims and Claims classified in Class 8 of the Plan that the Debtors or the Liquidating Debtors have, or would have had, under applicable law, but solely to the extent consistent with the VRT Agreement and the Plan; provided, however, that no such claims or rights may be asserted against any Released Party;

(d)all Assumed and Assigned Contracts including or related to Products Liability Insurance Policies;

(e) (A)(i) all of the books and records of the Debtors and the Liquidating Debtors, (ii) a copy of a database or other information as reasonably required to assist the Victims Restitution Trust in identifying the Personal Injury Claims against the Victims

2

Restitution Trust, (iii) copies of all Insurance Policies, (iv) information relating to all Claims previously noticed, tendered, or submitted under the Insurance Policies or paid by any Insurance Company, and (v) any other information necessary to operate the Victims Restitution Trust and preserve, secure, or obtain the benefit of the Insurance Rights; and (B) all Privileges held by the Debtors and the Liquidating Debtors (including the board of directors or any committee of the board of directors of any of the Debtors or the Liquidating Debtors), in each case of (A) and (B), to the extent related to the assets set forth in this Section 1; and

(f)any and all other assets to be transferred to the Victims Restitution Trust pursuant to the Plan but not otherwise set forth in this Section 1, free and clear of all Claims, Interests, Liens, encumbrances, Causes of Action and liabilities of any nature whatsoever.

SECTION 15.Vesting of Assets.  By this Agreement and as provided for in the Confirmation Order and the Plan, and if applicable, pursuant to sections 1141(b) and 1141(c) of the Bankruptcy Code, all of the VRT Assets are and shall be vested in the Victims Restitution Trust, and the Debtors shall have no interest in or with respect to the VRT Assets.

SECTION 16.Assumption of Liabilities.  The Victims Restitution Trust hereby expressly: (i) unconditionally and irrevocably assumes all responsibility and liability for all (A) Personal Injury Claims against the Debtors and the Liquidating Debtors and (B) all VRT Operating Expenses (except as otherwise provided in the VRT Agreement), and (ii) undertakes to administer and pay the foregoing with the funds designated to (A) the VRT Recovery Fund and (B) the VRT Operating Reserve, respectively.

SECTION 17.Setoff.  In accordance with the Plan, and notwithstanding anything to the contrary contained herein, for purposes of section 553 of the Bankruptcy Code, the transfer of the VRT Assets to the Victims Restitution Trust shall not affect the mutuality of obligations that otherwise may have existed prior to the effectuation of such transfer.

SECTION 18.Taxes.  In accordance with the Plan, to the maximum extent permitted pursuant to section 1146(a) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, or the delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, or assignments, or assignments executed in connection with any disposition of assets contemplated by the Plan (including transfers of assets to and by the Victims Restitution Trust) shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, real estate transfer tax, sales or use tax, mortgage recording tax, or other similar tax or governmental assessment.

SECTION 19.Governing Law.  This Agreement and the rights, duties, and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, except as otherwise provided pursuant to Section 5.8(c)(vi) of the Plan with respect to transfers that shall be governed by the Bankruptcy Code and the other applicable laws governing the Products Liability Insurance Policies, in each case, without giving effect to the choice of law principles that would require or permit the application of the laws of another jurisdiction.

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SECTION 20.Headings.  The headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision of this Agreement.

SECTION 21.Controlling Document.  In the event of any conflict between the terms and provisions in the Plan and the terms and provisions of this Agreement, the Plan shall govern and control.

SECTION 22.Entire Agreement.  This Agreement (including the recitals), the Plan, the Confirmation Order and the VRT Agreement constitute the entire agreement by and among the Parties and supersede all prior and contemporaneous agreements or understandings by and among the Parties with respect to the subject matter of this Agreement.

SECTION 23.Amendment and Waiver.  This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought; provided, however, that this Agreement cannot be amended in any way inconsistent with the Plan or the Confirmation Order without further order of the Bankruptcy Court.

SECTION 24.Binding Effect.  This Agreement is being executed by the Parties and shall be binding upon and inure to the benefit of the Parties for the uses and purposes set forth herein and shall be effective as of the Effective Date. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a Party.

SECTION 25.Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same instrument.  A facsimile or portable document file (PDF) signature of any Party shall be considered to have the same binding legal effect as an original signature.

[Signature pages follow]

4

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their duly authorized representatives, all as of the Effective Date.

Victims Restitution Trust

By:,

solely in its capacity as Liquidating Trustee

By:
Name:
Title:

Insys Therapeutics, Inc.

By:
Name:
Title:

IC Operations, LLC

By:
Name:
Title:

Insys Development Company, Inc.

By:
Name:
Title:

Insys Manufacturing, LLC

By:
Name:
Title:

Insys Pharma, Inc.

By:
Name:
Title:

IPSC, LLC

By:
Name:
Title:

IPT 355, LLC

By:
Name:
Title:

EXHIBIT L

VRT Claims Administrator and VRT Board

VRT Claims Administrator:

Carmin C. Reiss - Carmin C. Reiss is a principal of Resolutions, LLC and was formerly a Senior Mediator with JAMS/Endispute.  Since 1990, she has had an active mediation practice focusing on environmental, construction, commercial, insurance, employment, professional liability, and personal injury disputes, often in the form of large, complex, multi-party controversies. Ms. Reiss serves as a member of the Middlesex Multi-door Courthouse panel of mediators. She has also served on the FDIC mediation roster, and as an approved mediator for EPA matters, including large superfund cases. Prior to joining JAMS/Endispute, Ms. Reiss was a trial lawyer at Bingham & Dana and a member of that firm’s Environmental Practice Group. She is the author of “Environmental Contamination Disputes,” in Mediating Legal Disputes (Golann ed. 1996), winner of the 1996 CPR Book Award, and one of the ADR Editors for MCLE’s recent Superior Court Practice Guide.  Ms. Reiss’ curriculum vitae is attached hereto.

VRT Board:

1.

David J. Molton - David Molton is a partner of the law firm Brown Rudnick LLP.   For the better part of the past two decades, David Molton has focused his practice in complex financial, commercial and mass tort litigation matters in federal, state and bankruptcy courts in the United States.  David’s more recent engagements include representing Professor Eric D. Green in his capacities as court-appointed Special Master of the DOJ/Takata restitution fund and Trustee of the Takata Airbag Tort Compensation Fund, established pursuant to a February 2017 criminal plea agreement between the Department of Justice and Takata Corporation to resolve felony charges brought by the government against Takata in connection with Takata’s design, manufacture and sale to the public of defective Takata airbag inflators, and out of TK Holding Inc's, Takata's U.S. parent's bankruptcy cases, respectively.  Additionally, David has represented creditors' committees comprised of tort claimants and other creditors in various mass tort bankruptcies.  Further information about Mr. Molton may be found at http://www.brownrudnick.com/people/david-j-molton/.

2.	[To be selected by the SMT Group Representatives]
3.	[To be selected by the Official Committee of Unsecured Creditors]
4.	[To be selected by the Official Committee of Unsecured Creditors]

RESOLUTIONS, LLC

125 High Street, Suite 2205, Boston, MA  02110  •  tel: 617-556-0800 • fax: 617-556-9900

CARMIN C. REISS

   DISPUTE RESOLUTION EXPERIENCE

RESOLUTIONS, LLC. Principal. Mediator, Arbitrator and Trainer. Mediator of disputes involving environmental, commercial, construction, product liability, personal injury, employment, professional malpractice, insurance and other issues. Arbitrator of personal injury and construction disputes. Trainer and program developer for negotiation and mediation training sessions for private and public institutions and law firms. 1997 – present

J.A.M.S./ENDISPUTE. Senior Mediator, Arbitrator and Trainer. 1990 - 1997

RESOLVE Subcontractor. EPA approved subcontractor to RESOLVE, Washington, D.C. (primary EPA dispute resolution contractor) for enforcement disputes involving EPA. 1994 – 1999

Middlesex Multi-door Courthouse. Service on panel of mediators selected and maintained by court-annexed dispute resolution program. Mediator of numerous multi-party disputes involving construction, personal injury, employment, insurance and other issues. 1997 – 2005

FDIC Mediation Roster. Service on panel of neutrals maintained by the FDIC for mediation of commercial paper disputes. 1991 - 1996

  LAW PRACTICE EXPERIENCE

Bingham, Dana & Gould, Boston. Senior Associate, Litigation Area. Represented and advised corporate and individual clients on large and small environmental, general commercial, real estate, U.C.C., trade secret, unfair competition, product liability, insurance, partnership, tax and other matters. Tried several cases to conclusion. 1984 - 1990

Federal Defender Office, Boston.  Assistant Federal Public Defender. During six-month leave from Bingham, Dana & Gould, represented criminal defendants in United States District Court, the First Circuit Court of Appeals, and the United States Supreme Court in all stages of proceedings, from bail hearings through trial and appeal.1986

Massachusetts Appeals Court. Law Clerk to Justice Rose. 1983 - 84

Massachusetts Superior Court. Law Clerk to the Justices. 1982 - 83

CARMIN C. REISS

  TEACHING EXPERIENCE

Suffolk University Law School. Adjunct Professor. Instructing courses in Negotiation and ADR. 2010-present

Boston University School of Law. First Year Writing Program Instructor. Instructed the full-year required course in legal method, research, and writing, including moot court and negotiation segments.1990-91; 1983-84

  PUBLIC AND BOARD SERVICE

Board of Selectmen, Concord, MA, Elected 2010 - present

Mt. Ida College, Newton, MA, Trustee 2013 - present

Zoning Board of Appeals, Concord, MA, Associate Member, 2008 - 2010

Boston Bar Association, ADR Committee Co-Chair, 2009 - 2011

  EDUCATION

Boston  University  School  of  Law,  Juris   Doctor. 1982.  Sadie Lipner Shulman Scholar, 1980-81; 1979-80.

Brandeis University, A.B., English/Economics, magna cum laude, with honors in English and American Literature. 1978.

  DISPUTE RESOLUTION TRAINING

JAMS/Endispute   Employment Mediation Program.  One-day training program for mediation and arbitration of employment disputes. 1997

JAMS/Endispute Advanced Mediation Skills Program. Two-day training program in advanced mediation skills in California. 1996

Massachusetts   Office   of   Dispute   Resolution.  Two-day advanced mediation training program. 1992

ENDISPUTE.  Apprenticeship training in mediation (observation and co- mediation) of 30+ hours. 1990-91

  BAR ADMISSIONS

        Massachusetts Supreme Judicial Court, 1982

United States District Court for the District of Massachusetts, 1983 United States Court of Appeals for the First Circuit, 1983

         United States Supreme Court, 1984

  PUBLICATIONS

Author of Mediation of Environmental Contamination Disputes, chapter sixteen of Mediating Legal Disputes: Effective Strategies for Mediators and Lawyers, D. Golann editor and principal author, Little Brown & Co. (1996), winner 1996 CPR Book Award. 1996

ADR Editor for the Massachusetts Superior Court Civil Practice Manual

        (MCLE 1997).

   PRESENTATIONS

Boston Bar Association, ADR Committee, New Developments in Mediation Massachusetts Continuing Legal Education, Effective Advocacy in Mediation American Bar Association, Section on Dispute Resolution, Mediation Skills

Training

        Women’s Business Forum, Program on Conflict Management

Boston Bar Association, Employment and Dispute Resolution Sections Massachusetts Bar Association, Program on Resolving Business Disputes Massachusetts Continuing Legal Education, Program on Private Cost-

Recovery Claims

Mealey's Conference on Settling the Long-Tail Claim

Strategic Research Institute Conference on Environmental ADR EPA/ACCA Conference on Environmental ADR, session facilitator New Hampshire Bar Association, Environmental Section Boston Bar Association, Environmental Section

Rainer & Rainer, Annual Lead Paint Poisoning Litigation    Seminar Jones, Day, Reavis & Pogue, Environmental Insurance Seminar Boston Bar Association, Program on Mediation

American Bar Association, Program on Settling Public Construction Disputes

Association of University Technology Managers, Annual Meeting

Boston College Law School, guest lecturer on ADR on numerous occasions

Exhibit M

Personal Injury Claims Analysis Protocol

INDIVIDUAL SUBSYS CLAIMANT CLAIMS CRITERIA1

§ 1.CLAIMS ADMINISTRATOR.

The Trust claims administrator2 shall have the authority to determine the validity and valuation of any claim.  Pursuant to that authority, the Trust claims administrator may investigate any claim, and may request information from any claimant to ensure compliance with the terms outlined in this document.

The Trust claims administrator shall be and is appointed as the successor of the Debtors and will retain all property, rights and privileges of the Debtors with respect to any claims administered by the Trust, including all medical, prescription, or business records of the Debtors, or in the Debtors’ possession, custody or control, related to any claims administered under this Criteria.  Prior to the Effective Date of the Plan, the Debtors shall compile all such records and transfer the same to the Trust claims administrator on the effective date.

§ 2.APPLICABILITY.

The claims at issue concern SUBSYS (fentanyl sublingual spray) an opioid agonist indicated for the management of breakthrough pain in cancer patients 18 years of age and older who are already receiving and tolerant to opioid therapy for their underlying persistent pain.  Patients prescribed SUBSYS must remain on around-the-clock opioids when taking SUBSYS.  This fentanyl cancer medication and its limited FDA approved use varies significantly from other manufactured, marketed and distributed opioids.

§ 3.INITIAL CLAIM VALIDITY REQUIREMENTS.

A claimant must demonstrate both of:

(a)	The claimant or decedent received a prescription for Subsys, including any prescription for off-label use; and

(b)	Injury from Subsys use – The claimant must demonstrate one or more of the following:

[1]

These claims procedures and the agreements reflected herein solely relate to the unique facts present in the Debtors’ bankruptcy case and their drug Subsys.  By agreement of the parties, to be so ordered by the Court, these criteria shall have no precedential impact or effect whatsoever and shall not be used by parties or counsel in any manner as such in any other litigation or proceeding of any kind involving any entity or individual outside of the Debtors’ bankruptcy cases.  The chemical composition of Subsys, the physical reactions to Subsys, and the FDA labeling and TIRF-Rems procedures associated with Subsys, as well as the financial aspects of the Insys bankruptcy case and its assets, all contribute to the parties willingness to make the compromise reflected herein and those factors are unlikely to exist in other matters.

[2]	Acceptance of these Claims Criteria is contingent upon the selection of a Trust claims administrator that is acceptable to the SMT group.

1.	Prescribed use of Subsys by the claimant for a period of 30 days or more;[1]

2.	Addiction to Subsys;

3.	The decedent’s death was at least partially caused by a Subsys addiction, overdose or complication; or

4.	The claimant sustained other bodily injury arising out of the claimant’s use of Subsys.

§ 4.CLAIM VALIDITY EVIDENCE.

(a)	A claimant shall demonstrate a qualifying prescription of Subsys as described in § 2(a) by submitting to the Trust claims administrator:

1.	A copy of a Subsys prescription or pharmacy record issued in the name of the claimant or decedent;

2.	A photograph of a prescription container clearly showing the name of the claimant or decedent thereon;

3.	Medical records identifying a prescription of Subsys for the claimant or decedent; or

4.	Medical or insurance billing records that reflect charges for Subsys administered to claimant or decedent.

(b)

Alternatively, a claimant may demonstrate the existence of a Subsys prescription by use of a certification supplied by the debtor, its successors, or by a third party at the debtor’s or its successors’ request, indicating that TIRF REMS or similar prescription data otherwise available to the Debtor reflects that the claimant had at least one prescription for Subsys.

(c)	A claimant may demonstrate a qualifying injury by submitting to the Trust claims administrator:

1.	One or more prescriptions evidenced by the methods identified in § 2(b) for a period of and in amounts reflecting Subsys use of 30 days or more;[2]

[1]

Evidence of a prescribed use of Subsys for 30 days or more will support an award of nominal damages.  Such use will not, however, be presumed to be proof of any other specific bodily injury.  Other bodily injury must be evidenced by appropriate specific evidence.

[2]

Evidence of a prescribed use of Subsys for 30 days or more will support an award of nominal damages.  Such use will not, however, be presumed to be proof of any other specific bodily injury.  Other bodily injury must be evidenced by appropriate specific evidence.

4

2.	A death certificate or similar official record identifying a cause of death as opioid overdose, complications arising out of opioid use, and/or drug interactions involving opioid use

3.	Medical records identifying Subsys use as a cause of an injury or death;

4.

A report by a qualified physician indicating that (i) he or she personally examined the claimant’s medical records and/or the claimant, and (ii) based upon that review states to a reasonable medical probability that the claimant died or has an injury caused in part by a prescribed use of Subsys;

5.	Documents supporting or establishing a claimant’s addiction to Subsys; or

6.	Any other credible evidence that tends to establish the existence of a qualifying injury, to be accepted or rejected at the Trust claims administrator’s discretion.

(c)	A claimant and their attorney must deliver a certification signed by both the claimant and their attorney attesting to the accuracy and truthfulness of the claimant’s submission.

a.

Such certification must include an attestation to the best of their knowledge that the claimant has provided all evidence, consistent with this procedure, of his or her use of other opioids, legal or illegal, prior to, during, of after his or her use of Subsys.

b.	Such certification must include an attestation that no records or information that would reasonably be relevant to the valuation of the claim have been withheld.

§ 5.CLAIM VALUATION.

(a)

The Trust claims administrator will determine the amount of any claim that has satisfied the initial claim validity requirements described in § 2.  Such claim valuation shall be limited as described below.  These limitations shall apply collectively to all claims that arise from a single individual’s use of Subsys regardless of the number of claimants.  Such allowed claims may include:

1.	Actual present and future damages as described below in § 4(d), subject to any limitations on such amounts as provided herein and as would be applied under applicable law; and

2.	Pain and suffering damages, as may be permitted under applicable law, and subject to the further limitations provided in § 2(b) or (c), as applicable.

(b)	Wrongful death claims may include pain and suffering damages in an amount not to exceed $575,000 per claim.

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(c)

Claims that are not based upon a wrongful death claim may include pain and suffering damages in an amount set by the Trust claims administrator so the aggregate of all pain and suffering components of all non-wrongful death claims administered by the Trust that have satisfied the requirements of § 2 will not exceed an average of $195,000 per Subsys user.

(d)

The claimant will provide the following information to the Trust claims administrator.  The Trust claims administrator will consider, as he or she deems appropriate, the following non-exhaustive factors in deciding the value of any claim:

1.	The amount of any medical expenses incurred due to injuries caused by the claimant or decedent’s use of Subsys;

2.	The duration of any medical, mental health, or rehabilitative treatment arising out of the claimant or decedent’s use of Subsys;

3.	The amount of any lost wages caused by the claimant or decedent’s use of Subsys;

4.	The amount of any funeral or burial expenses for the decedent, so long as the claimants’ death was consistent with Section 2(b)(3) of this Procedure.

5.	The claimant or decedent’s age;

6.	The claimant or decedent’s employment history;

7.	The claimant or decedent’s medical history, including, specifically, the conditions that prompted any prescription for opioid use, including Subsys;

8.	Whether the claimant or decedent had surviving spouse, parents, or dependents, and if so, the age of those dependents;

9.	The nature of the claimant or decedent’s bodily injury caused by the use of Subsys;[1]

10.	The nature, extent and duration of a claimant’s addiction to Subsys;

11.	The nature of claimant’s neurological, cardiovascular, or any other injury related to Subsys use (e.g., hypoxic brain injury);

12.	The claimant or decedent’s prior use usage of opioid analgesics, including the duration, quantity, dosage, and escalation of any opioid mediations;

[1]

Evidence of a prescribed use of Subsys for 30 days or more will support an award of nominal damages.  Such use will not, however, be presumed to be proof of any other specific bodily injury.  Other bodily injury must be evidenced by appropriate specific evidence.

6

13.

The claimant or decedent’s prior usage of fentanyl products, including transmucosal immediate release fentanyl (TIRF) products (Actiq, Lazanda, Fentora, Abstral, Onsolis, Subsys), including the duration, quantity, dosage, and escalation of such medications;

14.	The claimant or decedent’s usage concurrent with Subsys of any around the clock and short acting opioid analgesics, including any other fentanyl or TIRF product;

15.	The claimant or decedent’s prior usage of any benzodiazepine concurrent with another opioid;

16.	The claimant or decedent’s history of prior substance abuse, including opioid use disorder, as reflected in the claimant or decedent’s medical records;

17.	The claimant or decedent’s prior use of illicit drugs or of distribution or diversion of controlled dangerous substances;

18.	Information that might suggest the existence of another source or condition that may have caused or contributed to any injuries;

19.

The potential liability of other entities or persons for some or all of the claimant’s injuries or damages of decedent’s death and any compensation and recoveries, of any kind received from any person or entities connected to claimants’ injuries; and

20.

Information as to why the claimant did not pursue a claim against Insys substantially contemporaneous with any assertion of a claim related to opioid use against any other party if the claimant pursued other claims and did not assert a claim against Insys; and

21.

Information as to any explanation as to why the claimant did not pursue a claim against Insys prior to the filing of the bankruptcy case if no such claim was filed prior to the Insys bankruptcy petition date.

(e)	In no circumstance shall the Trust claims administrator assign any claim value for any punitive damages, statutory enhanced damages, attorney’s fees or costs, or claims presentation-related expenses.

§ 6.CLAIM VALUATION EVIDENCE.

(a)

To permit the Trust claims administrator to evaluate the value of a claim, a claimant shall submit if applicable, all of the following, non-exhaustive, types of documents, to the extent reasonably available and unless for good cause shown:

1.	A properly completed claim form as established by the Trust claims administrator, consistent with the requirements herein;

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2.	A death certificate, if the claim is presented for a deceased individual;

3.	Evidence of the claimant’s condition at the time of the claimant’s use of Subsys and evidence of the condition that prompted a prescription of Subsys;

4.	Medical records that document, the claimant’s injuries, and the nature and cost of treatments resulting from use of Subsys;

5.	Documents reflecting payment of medical expenses, e.g., receipts, hospital records, insurance records, any applicable funeral or burial expenses;

6.

Copies of all claims, complaints, proofs of claim, notices, settlement documents, releases, recoveries, compensation received, or similar documents that claimant  submits or entered into in respect of  claims asserted against or to be asserted against any other entity or person arising from or related to claimant’s or decedent’s use of opioids or related to any of the injuries that underlie that claim presented to the Trust claims administrator.  (To the extent that additional such documents or evidence becomes available to the claimant after his or her claim submission and before the claims administrator determines the amount of the claim, the claimant will supplement his or her claim with such additional evidence); and

7.	Affidavits from claimant, heirs, or others with personal knowledge, describing the timing, length and circumstances of claimant or decedent’s addiction to Subsys, injuries, or history of use.

(b)

The claimant may submit such additional information as the claimant believes will assist the Trust claims administrator determine that appropriate amount of any claim that has satisfied the initial claim validity requirements.

(c)	The Trust claims administrator may request additional information as reasonably necessary in the opinion of the Trust claims administrator to determine the amount of a claim.

(f)

A claimant that has satisfied the initial claim validity requirements described in § 2 and who has submitted the required claim supporting evidence described in § 3 may request an opportunity – by personal appearance, telephone, or video conference – to make a presentation to the Trust claims administrator regarding the amount of a claimant’s claim, and shall be granted, at least, one thirty (30) minute oral presentation.

(g)

Representatives of the SMT group will be permitted to submit a memorandum to the Trust claims administrator highlighting scientific or medical background, research, or literature that the SMT group believes may assist the Trust claims administrator generally to evaluate the claims asserted against Insys or to assist the Trust claims

8

administrator to judge the causal connection between Subsys use and particular forms of injury.  Such memorandum may cite generally available published materials.  Such memorandum will not address any specific claim but will instead focus on the general experience of Subsys users.  Such memorandum will not exceed 20 pages in length and will be made available by the Trust claims administrator to claimants.  Claimants may submit as part of their claims submission any rebuttal material that they believe will assist the Trust claims administrator achieve a just conclusion.

§ 7.CLAIM VALUATION FACTORS.

(a)	The following factors will tend to reduce the amount of an allowed claim below the maximum values established as to such claims:

1.	Any illegal drug use prior to the prescribed use of an opioid for pain management;

2.	The manifestation of particular injuries prior to the fist prescribed use of Subsys;

3.

Forms of injury that, based on the medical research or literature, the Trust claim administrator concludes are more commonly associated with other opioids that were also utilized by the claimant prior to or concurrent with the claimant’s first prescribed use of Subsys where the claimant has not demonstrated to the Trust claims administrator a likelihood of causal connection between the injury and the claimant’s Subsys use;

4.

Forms of injury that would have been expected given the nature of claimant’s or decedent’s pre-existing medical condition at the time of the first Subsys prescription, although the acceleration or exacerbation of any such conditions after prescription of Subsys may ameliorate any downward implication of any appropriate award; and

5.	Any assertion by claimant in any other claims or pleadings that is inconsistent with claimant’s contentions that Subsys was a significant contributor to any element of claimant’s damages.

(b)	The following factors will tend to increase the amount of an allowed claim closer to any maximum values established as to such claims:

1.	The claimant’s likely inability to recover material compensation from other potentially liable entities for the same injuries supporting claimants’ asserted damages;

2.	A substantial worsening of elements of injury or initial manifestation of injuries after the first prescribed use of Subsys;

9

3.	Use of relatively high doses of Subsys; and

4.	Indications that use of other opioid drugs with generally less serious side effects were successful in managing claimant’s pain issues prior to the first prescribed use of Subsys;

(c)	The following factors will generally not, alone, tend to increase or reduce the allowed amount of a claim:

1.

The fact that the prescribing doctor has been accused of improper conduct with respect to opioid prescriptions where the circumstances do not clearly indicate some wrongful conduct by the claimant; and

2.	The illegal use of opioids after a prescribed use;

10

Exhibit N

Class Claim Procedures for Insurance Ratepayer Class Claims:

1.

The Insurance Ratepayer Class includes all persons (including natural persons and entities) who purchased private health insurance and may have suffered economic harm arising from any acts or omissions of the Debtors that caused insurance premium rates to increase.

2.

No Distributions[1] will be made to the Insurance Ratepayer Class Representative (a trustee to be appointed pursuant to the Plan) on the Insurance Ratepayer Class Claim under the Plan, and instead, will be held by the Liquidating Trustee for the benefit of the Insurance Ratepayer Class, until the Insurance Ratepayer Class Allocation Plan (defined below) has been approved by the Bankruptcy Court.

3.

Within six months after the Effective Date of the Plan, the Insurance Ratepayer Class Representative will develop and propose an allocation plan based on the Insurance Ratepayer Class Representative’s experts’ analysis and empirical observation (the “Insurance Ratepayer Allocation Plan”).  The Insurance Ratepayer Class Representative will file a motion and proposed order with the Bankruptcy Court seeking (a) approval of a notice and claims administration procedure and (b) approval of the Insurance Ratepayer Allocation Plan, which will include provisions for the establishment of the Insurance Ratepayer Escrow Account (described below).

4.

If the Insurance Ratepayer Class Representative determines, after consultation with the Liquidating Trustee and after finalization of the Insurance Ratepayer Allocation Plan, that noticing and paying available Distributions to Class participants would be uneconomical based on the amount of available Distributions, the Insurance Ratepayer Class Representative will establish an escrow account to hold Distributions (the “Insurance Ratepayer Escrow Account”) until such time as the funds available to the Insurance Ratepayer Class Representative are sufficient, in the Insurance Ratepayer Class Representative’s sole discretion, to warrant distribution to Insurance Ratepayer Class participants.  The Insurance Ratepayer Escrow Account documentation may provide for investment of the funds in U.S. treasury, money market, or other low-risk securities with the consent of the Liquidating Trustee.

5.

Commencing upon initial transfer of funds into the Insurance Ratepayer Escrow Account, the Insurance Ratepayer Class Representative will provide a status report to the Liquidating Trustee every 90 days reflecting the status of the Insurance Ratepayer Escrow Account until such time as the amount of Distributions paid under the Plan into the Insurance Ratepayer Escrow Account has been paid to Insurance Ratepayer Class participants.

[1]

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors [Docket No. 928] (as may be amended or modified from time to time, the “Plan”).

6.

The Insurance Ratepayer Class Representative will retain a notice provider and claims administrator using a competitive bidding process, and the expenses for which will be paid from available Distributions.

7.

If Distributions paid into the Insurance Ratepayer Escrow Account, if any, have not been distributed to Insurance Ratepayer Class participants upon the earlier of (i) one year after the date of final distribution into the Insurance Ratepayer Escrow Account or (ii) determination by the Insurance Ratepayer Class Representative, after consultation with the Liquidating Trustee, that paying available remaining Distributions to Class participants would be uneconomical, all remaining Distributions will be returned to the ILT Trust as Available Cash for further distribution under the Plan on account of Allowed Claims other than the Insurance Ratepayer Class Claims.

Class Representative for Insurance Ratepayer Class Claims:

Complete Fleet Services, Inc.

2

Exhibit O

Proposed TPP Class and Third Party Payor Claim Procedures

This Claim Procedure sets forth (a) the process for identifying potential members of the TPP Class (defined below), and (b) the procedures for determining the Allowed Claim, if any, for each holder of a Third Party Payor Claim1 against the Debtors.  These Procedures are incorporated into, and made a part of, the Debtors’ Plan.

TPP Class Member Notification

1.

The Third Party Payor Class (the “TPP Class”) includes health insurers, employer-provided health care plans (including third party administrators acting on behalf of such plans), and union health and welfare funds that paid claims for the drug SUBSYS® (“Subsys”) during the period of January 1, 2013 to December 31, 2016 (collectively, the “TPPs”).  The TPP Class does not include any TPP that filed a proof of claim against any of the Debtors’ estates asserting damages relating to payment of claims for Subsys.

2.

Within [five (5) days] of the Effective Date of the Plan, the TPP Class Representative (the party that filed the TPP Class Claim) will engage, following a competitive bid process, a service provider (the “Service Provider”) for notice to potential TPP Class Members, as well as other services provided below.  Any service provider selected to bid will maintain a database of TPPs to which notices will be sent.  The Service Provider will be paid from Class 5 Distributions in respect of the TPP Class Claim.

3.

Notice to potential TPP Class members will be mailed no later than thirty (30) days after the Effective Date and will point each such potential class member to an online platform that provides information about the bankruptcy and allows for electronic claim submission.  The notice may take the form of a postcard or a longer form but will satisfy the requirements of FRCP 23 and the guidelines set forth in the Manual for Complex Litigation, Fourth to inform TPP Class members in a clear and concise manner, and in plain, easily understood language, of their ability to submit a claim.  Notice to potential TPP Class members will be paid for from Class 5 Distributions in respect of the TPP Class Claim.

Third Party Payor Claim Determination and Distributions

1.

Until the Third Party Payor Claims have been determined in accordance with the procedures set forth herein, no Distributions will be made on account of any Third Party Payor Claim.  The TPP Class is one of the claimants with a Third Party Payor Claim within Class 5 under the terms of the Plan.

[1]

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors [Docket No. 612] (as may be amended or modified from time to time, the “Plan”).

2.	Claim Submission Procedures for TPP Class members.

2.1.The online platform described above and maintained by the Service Provider will provide for electronic submission of claim forms and claims data via the online platform.  The Liquidating Trustee, in consultation with the TPP Class Representative, will develop the online proof of claim form for submission of data sufficient to establish the total spend on Subsys from January 1, 2013 to December 31, 2016 which may include: the health plan FEIN (Federal Employer Identification Number); Self-Funded Group Name; Self-Funded Group FEIN; Self-Funded Group ID; date of service; NDC; drug name; quantity; amount paid by plan (net of co-pays, co-insurance, or other applicable offsets); member payment; pharmacy state; and dates of all payments (collectively, the “Claims Data”).

2.2.The deadline for submission of claims by TPP Class members will be ninety (90) days after the Effective Date.

2.3.Within one hundred (100) days after the Effective Date, the TPP Class Representative, on behalf of each TPP Class member that timely submitted all required claim information, will ensure that the Liquidating Trustee has access to the Claims Data submitted by each TPP Class member.

3.	Claim Submission Procedures for TPPs Not Part of TPP Class.

3.1.Within 45 days after the Effective Date, the Liquidating Trustee shall give notice to all TPPs that filed a proof of claim against any of the Debtors’ estates asserting damages relating to payment of claims for Subsys that they shall be required to submit to the Liquidating Trustee, within 100 days of the Effective Date, data for the same date range as that required for TPP Class members and with the Agreed Data Fields.  The “Agreed Data Fields” shall be established by the Liquidating Trustee, after consultation with the non-class member TPPs and the TPP Class Representative, and include the fields similar to the Claims Data to the extent (i) necessary to attempt to identify any duplicate claim submissions and (ii) reasonably practicable for the non-class member TPPs to produce.

3.2.If any TPP that filed a proof of claim fails to submit the required data containing the Agreed Data Fields to the Liquidating Trustee on a timely basis in accordance with Section 3.1, such TPP’s claim shall be deemed disallowed.

4.

The Liquidating Trustee and any of his/her employees, agents, independent contractors, or representatives shall at all times maintain the confidentiality of all data submitted by any TPP and/or TPP Class member in support of or as proof of their claim.

5.

The Liquidating Trustee and its professionals shall conduct a reasonable review of the data submitted with respect to each Third Party Payor Claim, including data relating to each TPP Class member underlying the TPP Class claim, to confirm the claim submission satisfies the requirements of these procedures.  If the Liquidating Trustee

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determines in its sole discretion that any Third Party Payor Claim submission, or any submission by an individual TPP Class member, fails to meet the requirements of these procedures, the Liquidating Trustee shall give notice to the applicable TPP of the deficiency and provide a reasonable opportunity (not to exceed 20 days, unless extended by the Liquidating Trustee) to cure.  Absent timely cure, the Liquidating Trustee shall give notice to the applicable TPP of its failure to qualify and such TPP’s Third Party Payor Claims (or allocable submission as part of the TPP Class claim) shall be deemed disallowed.

6.

The Liquidating Trustee shall make reasonable, cost-effective efforts to attempt to ensure that if a claim is submitted by more than one claimant, the claim shall be paid only once.  The Liquidating Trustee may use a variety of data fields to try to identify duplicate claims, including but not limited to, the name and address of the payor, Self-Funded Group Name, Self-Funded Group FEIN, Self-Funded Group ID, and/or Employer Identification Numbers.  If a duplicate is identified, it shall be resolved as follows: (a) if there is a duplicate between TPP Class member and non-class TPP, the TPP Class member, non-class TPP, and Liquidating Trustee shall meet and confer in good faith to determine to which party the claim should be allowed, and if resolution is not reached, the parties will bring the dispute to the Bankruptcy Court for adjudication; (b) if there is a duplicate between TPP Class members, it shall be resolved by the Liquidating Trustee in his or her sole discretion after consultation with such TPP Class members; and (c) if there is a duplicate between non-class TPPs, it shall be resolved by the Liquidating Trustee in his or her sole discretion after consultation with such TPPs.

7.

Any fees, costs, and expenses incurred in connection with establishing, noticing, and administering the TPP Class Claim (the “Class Expenses”) shall be payable solely from Class 5 Distributions designated for the TPP Class claim but prior to allocation to individual TPP Class members, and Class Expenses shall not reduce or otherwise affect Distributions to any other Allowed Class 5 Claims that are not part of the TPP Class.

8.

Allocation among the holders of Third Party Payor Claims of their respective portion of the Class 5 Distributions, including TPP Class members, that have timely submitted Claims Data / Agreed Data Fields to the Liquidating Trustee in accordance with the procedures described above shall be done on a pro rata basis according to each TPP’s amount paid (net of co-pays, co-insurance, or other applicable offsets) for Subsys from January 1, 2013 to December 31, 2016, divided by the overall amount paid (net of co-pays, co-insurance, or other applicable offsets) for Subsys during this time period by all TPP claimants that timely submit Claims Data / Agreed Data Fields to the Liquidating Trustee in accordance with the procedure described above (the “Third Party Payor Claim Allocation Plan”).  The foregoing Third Party Payor Claim Allocation Plan is intended solely for the purpose of allocating Class 5 Distributions among holders of Third Party Payor Claims and is not intended to represent or determine actual damages incurred by any TPP.

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9.

Within five days of completion of the allocation, but prior to Distribution, the Liquidating Trustee shall make available to each TPP, including the TPP Class Representative and TPP Class members, its percentage allocation and the amount of its individual share.

10.	Bankruptcy Court Approval of Allocation Schedule.

10.1.Within twenty-five days of completion of the allocation, but prior to Distribution, the Liquidating Trustee and TPP Class counsel shall file with the Bankruptcy Court a motion containing the following (the “Allocation Motion”):  a summary detailing the notice provided to the potential TPP Class members; the number of TPP Class claims submitted;  and a schedule showing the allocation of each TPP’s Claims that will be entitled to a Class 5 Distribution under the Third Party Payor Claim Allocation Plan (the “Allocation Schedule”); and a request to make Distributions to the holders of such Allowed Third Party Payor Claims in accordance with the Allocation Schedule and the Plan.   The Allocation Schedule shall be filed under seal. Only the Liquidating Trustee and Court shall be given access to the sealed data, except as set forth below.

10.2.If any TPP claimant files a timely objection to the Allocation Motion, the Liquidating Trustee shall provide the TPP with the Allocation Schedule subject to the Bankruptcy Court’s entry of an appropriate protective order to protect any confidential, commercial information contained in the Allocation Schedule.

10.3.The Bankruptcy Court shall hold a hearing on the Allocation Motion, and enter an order either approving or modifying the Allocation Schedule (the “Allocation Order”), and allowing the Third Party Payor Claims that are subject to the approved Allocation Schedule.  Once the Allocation Order becomes final and no longer subject to appeal, , the Liquidating Trustee shall make all Distributions under the Plan on account of Allowed Third Party Payor Claims in accordance with the Allocation Order.

Class Representatives for Third Party Payor Class Claim:

1.	Louisiana Health Service & Indemnity Company d/b/a Blue Cross and Blue Shield of Louisiana
2.	HMO Louisiana, Inc.

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Exhibit P

Class Claim Procedures for Hospital Class Claims:

1.

The Hospital Class includes all hospitals in the United States, other than those owned by the federal government, which treated patients with opioid conditions. “Patients with opioid conditions” are defined as patients with opioid overdose; patients with opioid addiction; babies born opioid addicted; opioid users committed to mental health treatment programs; and opioid users with pretextual excuses for obtaining opioids.

2.

No Distributions[1] will be made to the Hospital Class Representative(s) (the trustee(s) to be appointed pursuant to the Plan) on the Hospital Class Claim under the Plan, and instead, will be held by the Liquidating Trustee for the benefit of the Hospital Class, until Hospital Class Allocation Plan (defined below) has been approved by the Bankruptcy Court.

3.

Within six months of the Effective Date of the Plan, or within such other time as agreed to by the Hospital Class Representative(s) and the Liquidating Trustee or as otherwise ordered by the Bankruptcy Court, the Hospital Class Representative(s) will develop and propose an allocation plan based on the damages analysis of a Hospital Class Representative’s expert’s analysis and empirical observation (the “Hospital Allocation Plan”).  The Hospital Class Representative(s) will file a motion and proposed order with the Bankruptcy Court seeking (a) approval of a notice and claims administration procedure and (b) approval of the Hospital Allocation Plan, which will include provisions for the establishment of the Hospital Escrow Account (described below).

4.

If the Hospital Class Representative(s) determines, after consultation with the Liquidating Trustee and after finalization of the Hospital Allocation Plan, that paying available Distributions to Class Participants would be uneconomical based on the amount of available Distributions, the Hospital Class Representative(s) will establish an escrow account to hold Distributions (the “Hospital Escrow Account”) until such time as the funds available to the Hospital Class Representative(s) are sufficient, in a Hospital Class Representative’s sole discretion, to warrant distribution to Hospital Class participants.  Upon the establishment of the Hospital Escrow Account, the Liquidating Trustee will make Distributions under the Plan into the Hospital Escrow Account. The Hospital Class Representative(s) will provide a status report to the Liquidating Trustee every 90 days reflecting the status of the Hospital Escrow Account until such time as the amount of Distributions paid under the Plan into the Hospital Escrow Account has been paid to Hospital Class participants.

5.	The Hospital Class Representative(s) will retain a notice provider and claims administrator using a competitive bidding process.

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Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors [Docket No. 928] (as may be amended or modified from time to time, the “Plan”).

6.

If Distributions paid into the Hospital Escrow Account, if any, have not been distributed to Hospital Class Participants within 2 years of the date of payment into the Hospital Escrow Account, such Distributions will be returned to the ILT Trust as Available Cash for further distribution under the Plan on account of Allowed Claims other than the Hospital Class Claim.

Class Representatives for Hospital Class Claims:

1.	St. Vincent Charity Medical Center (at times d/b/a Rosary Hall)
2.	Southwest Mississippi Regional Medical Center
3.	Infirmary Health Hospitals, Inc.
4.	Monroe County Healthcare Authority, d/b/a Monroe County Hospital

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Exhibit Q

Class Claim Procedures for NAS Monitoring Class Claim:

4.	The NAS Monitoring Class includes all NAS diagnosed children with a Claim for medical monitoring support against Insys.

5.

No Distributions[1] will be made to the NAS Monitoring Class Representative (a trustee to be appointed pursuant to the Plan) on the NAS Monitoring Class Claim under the Plan, and instead, will be held by the Liquidating Trustee for the benefit of the NAS Monitoring Class, until an NAS Monitoring Allocation Plan has been approved by the Bankruptcy Court.

6.

Within six months of the Effective Date of the Plan, the selected NAS Monitoring Class Representative will propose a plan based on expert analysis and empirical observation to allocate Distributions in support of the development and implementation of a national NAS children monitoring system (the “NAS Monitoring Allocation Plan” or “NMAP”).  The NAS Monitoring Class Representative will file a motion and proposed order with the Bankruptcy Court seeking approval of the NAS Monitoring Allocation Plan, which will include provisions for the establishment of the NAS Escrow Account (described below).

7.

If the NAS Monitoring Class Representative determines, after consultation with the Liquidating Trustee and after Bankruptcy Court approval of the NMAP, that implementation of the monitoring system would be uneconomical based on the amount of available Distributions, the NAS Monitoring Class Representative will establish an escrow account to hold Distributions (the “NAS Escrow Account”) until such time as the funds available to the NAS Monitoring Class Representative are sufficient, in the NAS Monitoring Class Representative’s sole discretion, to contribute to implementation of the national monitoring system.  Upon the establishment of the NAS Escrow Account, the Liquidating Trustee will make Distributions under the Plan into the NAS Escrow Account.

8.

The NAS Monitoring Class Representative will provide a status report to the Liquidating Trustee every 90 days from the date of the first payment into the NAS Escrow Account reflecting the status of the NAS Escrow Account until such time as the Distributions paid under the Plan into the NAS Escrow Account have been distributed in accordance with the NMAP.

Class Representatives for NAS Monitoring Class Claim:

1.	Amanda Hanlon
2.	Christopher Bardsley

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Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors [Docket No. 928] (as may be amended or modified from time to time, the “Plan”).